United States

Securities and Exchange Commission

Washington, DC 90549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant        [X]

Filed by a Party other than the Registrant         [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a–6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

ADVAXIS, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Advaxis, Inc.
305 College Road East
Princeton, New Jersey 08540

Dear Stockholder:

You are cordially invited to our 2017 Annual Meeting of Stockholders, to be held at 10:00 a.m. Eastern time, on April 5, 2017, at the offices of our legal counsel, Alston & Bird LLP, located at 90 Park Avenue, New York, New York 10016. At the meeting, the stockholders will be asked to (i) elect eight directors for a term of one year, (ii) approve an amendment to our 2015 Incentive Plan, (iii) ratify 2015 stock option grants to certain directors and officers, and (iv) ratify the appointment of Marcum LLP as our independent registered public accounting firm for the year ending October 31, 2017. You will also have the opportunity to ask questions and make comments at the meeting.

In accordance with the rules and regulations of the Securities and Exchange Commission, we are furnishing our proxy statement and annual report to stockholders for the year ended October 31, 2016 on the Internet. You may have already received our “Important Notice Regarding the Availability of Proxy Materials,” which was mailed on or about February 10, 2017. That notice described how you can obtain our proxy statement and annual report. You can also receive paper copies of our proxy statement and annual report upon request.

It is important that your stock be represented at the meeting regardless of the number of shares you hold. You are encouraged to specify your voting preferences by marking our proxy card and returning it as directed. If you do attend the meeting and wish to vote in person, you may revoke your proxy at the meeting.

If you have any questions about the proxy statement or the accompanying 2016 Annual Report, please contact Sara M. Bonstein, our Chief Financial Officer and Corporate Secretary at (609) 250-7510.

We look forward to seeing you at the 2017 Annual Meeting.

Sincerely,

/s/ Daniel J. O’Connor
Daniel J. O’Connor
President & Chief Executive Officer

February 10, 2017

Princeton, New Jersey

Advaxis, Inc.
305 College Road East
Princeton, New Jersey 08540

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

Notice is hereby given that the 2017 Annual Meeting of Stockholders of Advaxis, Inc. will be held at the offices of Alston & Bird LLP, our legal counsel, located at 90 Park Avenue, New York, New York 10016, on April 5, 2017, at 10:00 a.m., Eastern time, to consider and act upon the following:

1.	To elect eight members to our Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

2.	To approve an amendment to our 2015 Incentive Plan.

3.	To ratify 2015 stock option grants under our 2015 Incentive Plan to certain directors and officers.

4.	To ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2017, which we refer to as fiscal 2017.

5.	To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Our proxy statement and annual report to stockholders for the year ended October 31, 2016 can also be viewed online by following the instructions listed on our proxy card.

Instructions on how to vote your shares via the Internet are contained on the “Important Notice Regarding the Availability of Proxy Materials,” which was mailed on or about February 10, 2017. Instructions on how to obtain a paper copy of our proxy statement and annual report to stockholders for the year ended October 31, 2016 are listed on the “Important Notice Regarding the Availability of Proxy Materials.” These materials can also be viewed online by following the instructions listed on the “Important Notice Regarding the Availability of Proxy Materials.”

If you choose to receive a paper copy of our proxy statement and annual report, you may vote your shares by completing and returning the proxy card that will be enclosed.

Holders of record of the Company’s common stock at the close of business on February 6, 2017 are entitled to receive notice of, and to vote at, the Annual Meeting. The date of mailing of this Notice of our 2017 Annual Meeting of Stockholders and the accompanying Proxy Statement and materials is on or about February 10, 2017.

All stockholders are cordially invited to attend the Annual Meeting.

By Order of the Board of Directors,

/s/ Sara M. Bonstein
Sara M. Bonstein
Chief Financial Officer and Corporate Secretary

February 10, 2017

Princeton, New Jersey

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 5, 2017.

THE PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K FOR
THE FISCAL YEAR ENDED OCTOBER 31, 2016 ARE AVAILABLE AT HTTP://IR.ADVAXIS.COM/ALL-SEC-FILINGS

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING AND IN
ORDER TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL
MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD
AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

ADVAXIS, INC.
TABLE OF CONTENTS

Advaxis, Inc.
305 College Road East
Princeton, New Jersey 08540

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 5, 2017

This proxy statement is being made available via Internet access, beginning on or about February 10, 2017, to the owners of shares of common stock of Advaxis, Inc. (the “Company,” “our,” “we,” or “Advaxis”) as of February 6, 2017, in connection with the solicitation of proxies by our Board of Directors for our 2017 Annual Meeting of Stockholders (the “Annual Meeting”). On or about February 10, 2017, we sent an “Important Notice Regarding the Availability of Proxy Materials” to our stockholders. If you received this notice by mail, you will not automatically receive by mail our proxy statement and annual report to stockholders for the year ended October 31, 2016. If you would like to receive a printed copy of our proxy statement, annual report and proxy card, please follow the instructions for requesting such materials in the notice. Upon request, we will promptly mail you paper copies of such materials free of charge.

INFORMATION ABOUT THE ANNUAL MEETING

Why did I receive an “Important Notice Regarding the Availability of Proxy Materials”?

In accordance with Securities and Exchange Commission (“SEC”) rules, instead of mailing a printed copy of our proxy materials, we may send an “Important Notice Regarding the Availability of Proxy Materials” to stockholders. All stockholders will have the ability to access the proxy materials on a website referred to in the notice or to request a printed set of these materials at no charge. You will not receive a printed copy of the proxy materials unless you specifically request one from us. Instead, the notice instructs you as to how you may access and review all of the important information contained in the proxy materials via the Internet and submit your vote via the Internet.

When is the Annual Meeting?

The Annual Meeting will be held at 10:00 a.m., Eastern time, on April 5, 2017.

Where will the Annual Meeting be held?

The Annual Meeting will be held at the offices of Alston & Bird LLP, our legal counsel, located at 90 Park Avenue, New York, New York 10016.

What items will be voted on at the Annual Meeting?

There are four matters scheduled for a vote:

●	To elect eight members to our Board of Directors to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified;

●	To approve an amendment to our 2015 Incentive Plan to authorize an additional 1,500,000 shares thereunder and to include a provision for pre-defined annual increases in the number of shares available for issuance under the plan;

●	To ratify 2015 stock option grants under our 2015 Incentive Plan to certain directors and officers; and

●	To ratify the selection of Marcum LLP as our independent registered public accounting firm for the fiscal year ending October 31, 2017, which we refer to as fiscal 2017.

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the Annual Meeting.

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What are the Board of Directors’ recommendations?

Our Board recommends that you vote:

●	“FOR” the election of each of the eight nominees named herein to serve on the Board;

●	“FOR” the approval of an amendment to our 2015 Incentive Plan to authorize an additional 1,500,000 shares thereunder and to include a provision for pre-defined annual increases in the number of shares available for issuance under the plan;

●	“FOR” the ratification of 2015 stock option grants under our 2015 Incentive Plan to certain directors and officers; and

●	“FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for fiscal 2017.

INFORMATION ABOUT THE VOTING

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on February 6, 2017, which we refer to as the Record Date, are entitled to receive notice of the Annual Meeting and to vote the shares that they held on that date at the Annual Meeting, or any adjournment or postponement thereof. As of the close of business on the Record Date, we had 40,122,043 shares of common stock outstanding. Each share of common stock entitles its holder to one vote at the Annual Meeting.

●	Stockholders of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with our transfer agent, Continental Transfer and Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card, to ensure your vote is counted.

●	Beneficial Owner: Shares Registered in the Name of a Broker, Bank, Custodian or Other Nominee. If on the Record Date your shares were held in an account at a brokerage firm, bank, custodian or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, custodian or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, because you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank, custodian or other nominee.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. Pursuant to our bylaws, a quorum will be present if at least one-third of the outstanding shares entitled to vote are represented by stockholders present at the Annual Meeting or by proxy. On the Record Date, there were 40,122,043 shares outstanding and entitled to vote. Thus, 13,374,015 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

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Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, custodian or other nominee) or if you vote in person at the Annual Meeting. Votes withheld from nominees for directors, abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the votes present in person or represented by proxy at the Annual Meeting may adjourn the Annual Meeting to another date.

What is a proxy?

A proxy is a person you appoint to vote your shares of our common stock on your behalf. If you are unable to attend the Annual Meeting, our Board of Directors is seeking your appointment of a proxy so that your shares of our common stock may be voted. If you vote by proxy, you will be designating Daniel J. O’Connor or Sara M. Bonstein, as your proxies. Mr. O’Connor or Ms. Bonstein may act on your behalf and have the authority to appoint a substitute to act as your proxy.

How do I vote?

Whether you hold shares directly as the stockholder of record or indirectly as the beneficial owner of shares held for you by a broker or other nominee (i.e., in “street name”), you may direct your vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares you hold in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this by internet, telephone or by mail. Please refer to the summary instructions below and those included on your proxy card or, for shares you hold in street name, the voting instruction card provided by your broker or nominee.

●	By Internet — If you have Internet access, you may authorize your proxy form any location in the world as directed in our “Important Notice Regarding the Availability of Proxy Materials.”

●	By Telephone — If you are calling from the United States or Canada, you may authorize your proxy by following the “By Telephone” instructions on the proxy card or, if applicable, the telephone voting instructions that may be described on the voting instruction card sent to you by your broker or nominee.

●	By Mail — You may authorize your proxy by signing your proxy card and mailing it in the enclosed, postage-prepaid and addressed envelope. For shares you hold in street name, you may sign the voting instruction card included by your broker or nominee and mail it in the envelope provided.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

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Can I change my vote after I return my proxy card?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

●	You may submit another properly completed proxy bearing a later date;

●	You may send a written notice that you are revoking your proxy to Advaxis, Inc. at 305 College Road East, Princeton, New Jersey 08540, Attention: Sara M. Bonstein, Chief Financial Officer and Corporate Secretary (so long as we receive such notice no later than the close of business on the day before the Annual Meeting); or

●	You may attend the Annual Meeting and notify the election officials at the Annual Meeting that you wish to revoke your proxy and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank, custodian or other nominee, you should follow the instructions provided by such broker, bank, custodian or other nominee.

What if I sign and return my proxy but do not provide voting instructions?

Proxy cards or voting instruction cards that are signed, dated and returned but do not contain voting instructions will be voted:

●	“FOR” the election of each of the eight nominees named herein to serve on the Board;

●	“FOR” the approval of an amendment to our 2015 Incentive Plan to authorize an additional 1,500,000 shares thereunder and to include a provision for pre-defined annual increases in the number of shares available for issuance under the plan;

●	“FOR” the ratification of 2015 stock option grants under our 2015 Incentive Plan to certain directors and officers; and

●	“FOR” the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for fiscal 2017.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “FOR” votes, withheld votes and broker non-votes, and, with respect to proposals other than the election of directors, “AGAINST” votes and abstentions. Abstentions will be counted towards the vote total for each proposal (other than for Proposal No. 1, the election of directors), and will have the same effect as “AGAINST” votes.

Brokers who hold shares in street name have the discretionary authority to vote on certain “routine” items when they have not received instructions from their clients. For purposes of our Annual Meeting, brokers may only exercise discretionary authority with respect to Proposal No. 4 (the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for fiscal 2017). If the organization that holds your shares does not receive instructions from you on how to vote your shares on the other matters being considered at the Annual Meeting, the organization that holds your shares will inform us that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.” Broker non-votes will be considered as represented for purposes of determining a quorum, but will not otherwise affect voting results. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

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How many votes are needed to approve each proposal?

●	For the election of directors (Proposal No. 1), the eight nominees receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Only votes “FOR” or votes withheld with respect to any or all of the nominees will affect the outcome.

●	To be approved, Proposal No. 2 (the approval of the amendment to the Advaxis, Inc. 2015 Incentive Plan), Proposed No. 3 (the ratification of 2015 stock option grants under our 2015 Incentive Plan to certain directors and officers), and Proposal No. 4 (the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for fiscal 2017) must receive “FOR” votes from the holders of a majority of the shares present and entitled to vote either in person or by proxy.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Form 8-K filed with the SEC, within four business days after the Annual Meeting.

How do I obtain a list of the Company’s stockholders?

A list of our stockholders as of the Record Date will be available for inspection at our corporate headquarters located at 305 College Road East, Princeton, New Jersey 08540 during normal business hours during the 10-day period prior to the Annual Meeting.

Who is paying for this proxy solicitation?

We will pay the entire cost of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting votes. If you choose to vote over the internet, you are responsible for internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. Proxies also may be solicited by employees and our directors by mail, telephone, facsimile, e-mail or in person.

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Additional Information

Whom should I contact if I have any questions?

If you have any questions about the Annual Meeting, these proxy materials or your ownership of our common stock, please contact Sara M. Bonstein, our Chief Financial Officer and Corporate Secretary, by mail at Advaxis, Inc., 305 College Road East, Princeton, New Jersey 08540, by telephone: (609) 250-7510 or by fax: (609) 452-9818.

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PROPOSAL NO. 1
ELECTION OF DIRECTORS

Our By-laws provide that the number of directors is to be no less than one and no more than nine and shall be fixed by action of the directors. Currently, our Board of Directors consists of nine members. We have proposed eight individuals for nomination to our Board. Each director will hold office until the next annual meeting of stockholders and until his successor is duly elected and qualified, or until his earlier resignation or removal. For information regarding the independence of our directors, see “Corporate Governance Matters — Director Independence” elsewhere in this proxy statement.

Unless otherwise instructed, the persons named in the proxy will vote to elect the eight nominees named below as directors. Although the Board does not contemplate that any of the nominees will be unavailable to serve as a director, should any unexpected vacancies occur, the enclosed proxy will be voted for such substituted nominees, if any, as may be designated by the Board. In no event will the proxy be voted for more than eight directors.

Information for Nominees for Director

The names of the nominees for election as directors at the Annual Meeting, each of whom is an incumbent director, and certain information about them, including their ages as of January 31, 2017 is set forth below:

Name	Age	Position
Dr. David Sidransky	56	Chairman of our Board of Directors
Dr. James P. Patton	59	Vice Chairman of our Board of Directors
Daniel J. O’Connor	52	President, Chief Executive Officer and Director
Roni A. Appel	50	Director
Richard J. Berman	74	Director
Dr. Samir N. Khleif	53	Director
Dr. Thomas McKearn	68	Director
Thomas J. Ridge	71	Director

Biographical information for all nominated directors and current directors is provided in the Corporate Governance Matters section elsewhere in this proxy statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1 RELATING TO ELECTING EACH OF THE EIGHT NOMINEES LISTED ABOVE.

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PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO THE ADVAXIS, INC. 2015 INCENTIVE PLAN

The Advaxis, Inc. 2015 Incentive Plan (the “2015 Plan”) was approved by our stockholders at the 2015 Annual Meeting of Stockholders. We are now asking stockholders to approve an amendment to the 2015 Plan. On February 3, 2017, the Board of Directors approved an amendment to the 2015 Plan to increase the number of shares authorized under the Plan by 1,500,000, and to include a provision that provides for pre-defined annual increases in the number of shares available for issuance under the plan, subject to stockholder approval at this Annual Meeting. As further described below, the annual increase in the number of shares available under the Plan will be equal to the lesser of: (i) 5% of the total number of shares of Common Stock outstanding, (ii) 2,500,000, or (iii) a lesser number determined by the Board of Directors. Except for the proposed increase in the number of shares authorized under the 2015 Plan, the plan as previously approved by our stockholders in 2015 shall remain in full force and effect.

As of January 31, 2017, there were approximately 4,103,919 shares of our common stock subject to outstanding awards under the 2015 Plan. As of such date, there were approximately 104,050 shares of our common stock reserved and available for future awards under the 2015 Plan. The Compensation Committee believes the number of shares currently available under the 2015 Plan will not be sufficient to make the grants it believes will be needed to provide adequate long-term equity incentives to our key employees. Approval of the amendment to the 2015 Plan will enable the Company to continue making equity compensation grants that serve as incentives to recruit and retain key employees and to continue aligning the interests of its employees with stockholders.

Equity-based compensation is an important element in our compensation program. Equity compensation aligns the interests of our management and key employees with the interests of our stockholders, links pay to performance, and provides a strong incentive to our executives and key employees to join our Company and to remain as we continue to move towards commercialization of our products. Importantly, equity compensation allows us to conserve our crucial cash resources while still being able to attract high quality employees and competitively compensate our experienced management team. The provision for pre-defined annual increases in the number of shares available for issuance under the plan is consistent with our desire to allow for a flexible and efficient way to ensure that we have enough shares available under the plan to properly reward and provide incentive for key employees who are responsible for the long-term success of the Company. If we are not able to grant equity awards, we risk losing our executives and key employees to our competition, which would be disruptive and detrimental to our goals and, ultimately, to our stockholders.

A summary of the 2015 Plan is set forth below. This summary is qualified in its entirety by the full text of the 2015 Plan, which is filed as Annex A to the Company’s proxy statement for the 2015 Annual Meeting of Stockholders. A copy of the proposed amendment increasing the number of shares authorized under the Plan by 1,500,000 and providing for a pre-defined annual increase in the number of shares available for issuance under the plan is attached to this proxy statement as Exhibit A.

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Key Data Relating to Outstanding Equity Awards and Shares Available

The following table includes information regarding outstanding equity awards and shares available for future awards under the 2015 Plan as of January 31, 2017 (and without giving effect to approval of the amendment to the 2015 Plan under this Proposal):

Total shares underlying outstanding stock options	3,210,149
Weighted average exercise price of outstanding stock options	$12.23
Weighted average remaining contractual life of outstanding stock options	8.66
Total shares underlying outstanding full value awards(1)	893,770
Total shares currently available for grant	104,050

(1)Includes the maximum number of shares issuable upon conversion of performance awards assuming maximum achievement of all performance goals.

Summary of the 2015 Plan

Purpose and Eligibility. The purpose of the 2015 Plan is to promote the Company’s success by linking the personal interests of its employees, officers, directors and consultants to those of the Company’s stockholders, and by providing participants with an incentive for outstanding performance. As of January 31, 2017, approximately 94 employees and 9 non-employee directors would be eligible to participate in the 2015 Plan.

Administration. The 2015 Plan will be administered by the Compensation Committee of the Board of Directors. Under the 2015 Plan, the Committee will have the authority to: designate participants; grant awards; determine the type or types of awards to be granted to each participant and the number, terms and conditions thereof; establish, adopt, interpret or revise any rules and regulations as it may deem advisable to administer the 2015 Plan; and make all other decisions and determinations that may be required under the 2015 Plan.

Awards to Non-Employee Directors. Notwithstanding the above, awards granted under the 2015 Plan to the Company’s non-employee directors will be made only in accordance with the terms, conditions and parameters of a plan, program or policy for the compensation of non-employee directors as in effect from time to time.

Permissible Awards. The 2015 Plan authorizes the granting of awards in any of the following forms:

●	market-priced options to purchase shares of our Common Stock, which may be designated under the Code as nonstatutory stock options or incentive stock options;

●	stock appreciation rights, which give the holder the right to receive an amount (payable in cash or stock, as specified in the award agreement) equal to the excess of the fair market value per share of our Common Stock on the date of exercise over the base price of the award (which cannot be less than the fair market value of the underlying stock as of the grant date), multiplied by the number of stock appreciation rights that have been exercised by the holder;

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●	restricted stock, which is subject to restrictions on transferability and subject to forfeiture on terms set by the Committee;

●	stock units, which represent the right to receive shares of Common Stock (or an equivalent value in cash or other property, as specified in the award agreement) at a designated time in the future and subject to any vesting requirement as may be set by the Committee;

●	performance awards, which represent any award of the types listed above which have a performance-vesting component based on the achievement, or the level of achievement, of one or more performance goals during a specified performance period, as established by the Committee;

●	other stock-based awards that are denominated or payable in, valued by reference to, or otherwise based on, shares of Common Stock;

●	cash-based awards, including performance-based annual bonus awards.

Shares Available for Awards. Subject to proportionate adjustment in the event of stock splits and similar events, the aggregate number of shares of Common Stock that may be issued under the 2015 Plan, as proposed to be amended is 6,100,000 shares, plus a number of additional shares (not to exceed 650,000) underlying awards outstanding under the Company’s prior equity incentive plan as of the effective date of the 2015 Plan that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason. In addition, on January 1, 2018, and on every January 1st thereafter for ten years, the aggregate number of shares of Common Stock that may be issued under the 2015 Plan will be increased by the lesser of: (i) 5% of the total number of shares of Common Stock outstanding on December 31 of the preceding calendar year, (ii) 2,500,000, or (iii) a lesser number determined by the Board of Directors.

Shares subject to awards that terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason, and shares underlying awards that are ultimately settled in cash, will again be available for future grants of awards under the 2015 Plan. To the extent that the full number of shares subject to a full-value award is not issued for any reason, including by reason of failure to achieve maximum performance goals, the unissued shares originally subject to the award will be added back to the plan share reserve. Shares delivered by the participant or withheld from an award to satisfy tax withholding requirements, and shares delivered or withheld to pay the exercise price of an option, will not be used to replenish the plan share reserve. Upon exercise of a SAR, the full number of shares underlying the award (rather than any lesser number based on the net number of shares actually delivered upon exercise) will count against the plan share reserve. The Committee may grant awards under the 2015 Plan in substitution for awards held by employees of another entity who become employees of the Company as a result of a business combination, and such substitute awards will not count against the plan share reserve.

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Limitations on Awards. The maximum aggregate number of shares of Common Stock subject to time-vesting options or time-vesting SARs that may be granted under the 2015 Plan in any calendar year to any one participant is 250,000 each. With respect to performance vesting awards, for any calendar year, the maximum amount that may be paid to any one participant payable in cash or property or other than shares is $2,500,000, and the maximum number of shares that may be paid to any one participant payable in stock is 250,000 shares. The maximum aggregate number of shares subject to awards that may be granted under the 2015 Plan to any non-employee director in any calendar year is 200,000 shares.

Minimum Vesting Requirements. Except in the case of substitute awards granted in a business combination as described above, full-value awards, options and SARs granted to a participant (other than a non-employee director) shall either (i) be subject to a minimum vesting period of three years (which may include graduated vesting within such three-year period), or one year if the vesting is based on performance criteria other than continued service, or (ii) be granted solely in exchange for foregone cash compensation. However, the Committee may at its discretion (i) accelerate vesting of such full-value awards, options and SARs in the event of the participant’s termination of service, or the occurrence of a change in control, or (ii) grant full-value awards, options and SARs without the minimum vesting requirements described above with respect to awards covering 5% or fewer of the total number of shares authorized under the 2015 Plan.

Qualified Performance-Based Awards. All options and stock appreciation rights granted under the 2015 Plan are designed to be exempt from the $1,000,000 deduction limit imposed by Code Section 162(m). The Committee may designate any other award granted under the 2015 Plan as a qualified performance-based award in order to make the award fully deductible without regard to the $1,000,000 deduction limit imposed by Code Section 162(m). If an award is so designated, the Committee must establish objectively determinable performance goals for the award based on one or more of the following business criteria, which may be expressed in terms of Company-wide objectives or in terms of objectives that relate to the performance of an affiliate or a division, region, department or function within the Company or an affiliate over a performance term to be designated by the Committee:

●	Revenue

●	Sales

●	Profit (net profit, gross profit, operating profit, economic profit, profit margins or other corporate profit measures)

●	Earnings (EBIT, EBITDA, earnings per share, or other corporate earnings measures)

●	Net income (before or after taxes, operating income or other income measures)

●	Cash (cash flow, cash generation or other cash measures)

●	Stock price or performance

●	Total stockholder return (stock price appreciation plus reinvested dividends divided by beginning share price)

●	Economic value added

●	Return measures (including, but not limited to, return on assets, capital, equity, investments or sales, and cash flow return on assets, capital, equity, or sales);

●	Market share

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●	Improvements in capital structure

●	Expenses (expense management, expense ratio, expense efficiency ratios or other expense measures)

●	Business expansion or consolidation (acquisitions and divestitures)

●	Internal rate of return or increase in net present value

●	Working capital targets relating to inventory and/or accounts receivable

●	Inventory management

●	Service or product delivery or quality

●	Customer satisfaction

●	Employee retention

●	Safety standards

●	Productivity measures

●	Cost reduction measures

●	Strategic plan development and implementation

The Committee must establish such goals within the time period prescribed by Code Section 162(m), and the Committee may for any reason reduce (but not increase) any award, notwithstanding the achievement of a specified goal.

The Committee may provide, at the time the performance goals are established, that any evaluation of performance shall exclude or otherwise objectively adjust for any specified circumstance or event that occurs during a performance period. Any payment of an award granted with performance goals will be conditioned on the written certification of the Committee in each case that the performance goals and any other material conditions were satisfied.

Treatment of Awards upon a Change of Control. Unless otherwise provided in an award agreement or any special plan document governing an award:

(A) in the event of a change of control of the Company in which a successor entity fails to assume and maintain awards under the 2015 Plan:

●	all of that participant’s outstanding options and stock appreciation rights will become fully vested and exercisable, and all time-based vesting restrictions on that participant’s outstanding awards will lapse; and

●	the target payout opportunities attainable under outstanding performance-based awards will be deemed to have been fully earned as of the change in control based upon an assumed achievement of all relevant performance goals at the “target” level, and there will be a pro rata payout to the Participant within 60 days following the change of control.

(B) in the event of a change of control of the Company in which a successor entity assumes or otherwise equitably converts awards under the 2015 Plan, if within two years after the effective date of the change of control, a participant’s employment is terminated without Cause or the participant resigns for Good Reason (as such terms are defined), then:

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●	all of that participant’s outstanding options and stock appreciation rights will become fully vested and exercisable, and all time-based vesting restrictions on that participant’s outstanding awards will lapse; and

●	the target payout opportunities attainable under outstanding performance-based awards will be deemed to have been fully earned as of the date of termination based upon an assumed achievement of all relevant performance goals at the “target” level, and there will be a pro rata payout to the Participant within 60 days following the termination of employment.

Anti-dilution Adjustments. In the event of a transaction between us and our stockholders that causes the per-share value of our Common Stock to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering or large nonrecurring cash dividend), the share authorization limits and annual award limits under the 2015 Plan will be adjusted proportionately, and the Committee shall make such adjustments to the 2015 Plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction.

Amendment and Termination of the 2015 Plan. No awards may be granted under the 2015 Plan after the tenth anniversary of the effective date of the plan. The Board or the Committee may amend, suspend or terminate the 2015 Plan at any time, except that no amendment may be made without the approval of the Company’s stockholders if stockholder approval is required by any federal or state law or regulation or by the rules of any stock exchange on which the Common Stock may then be listed, or if the amendment, alteration or other change materially increases the benefits accruing to participants, increases the number of shares available under the 2015 Plan or modifies the requirements for participation under the 2015 Plan, or if the Board or Committee its discretion determines that obtaining such stockholders approval is for any reason advisable. No amendment or termination of the 2015 Plan may, without the written consent of the participant, reduce or diminish the value of an outstanding award. The Committee may amend or terminate outstanding awards at any time, except that no amendment or termination of outstanding award may, without the written consent of the participant, reduce or diminish the value of such outstanding awards.

Prohibition on Repricing. Without the prior consent of the Company’s stockholders, outstanding stock options and SARs cannot be repriced, directly or indirectly, nor may stock options or SARs be cancelled in exchanged for stock options or SARs with an exercise or base price that is less than the exercise price or base price of the original stock options or SARs. In addition, the Company may not, without the prior approval of stockholders, repurchase an option or stock appreciation right for value from a participant if the current market value of the underlying stock is lower than the exercise price per share of the option or stock appreciation right.

Limitations on Transfer; Beneficiaries. No right or interest of a participant in any award may be pledged or encumbered to or in favor of any person other than the Company, or be subject to any lien, obligation or liability of the participant to any person other than the Company or an affiliate. Except to the extent otherwise determined by the Committee with respect to awards other than incentive stock options, no award may be assignable or transferable by a participant otherwise than by will or the laws of descent and distribution.

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Clawback Policy. Awards under the 2015 Plan will be subject to any compensation recoupment policy (sometimes referred to as a “clawback policy”) of the Company as adopted from time to time.

Federal Income Tax Consequences

The U.S. federal income tax discussion set forth below is intended for general information only and does not purport to be a complete analysis of all of the potential tax effects of the 2015 Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. State, local and ex-U.S. income tax consequences are not discussed, and may vary from jurisdiction to jurisdiction.

Nonqualified Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of a nonqualified stock option under the 2015 Plan. When the optionee exercises a Nonqualified option, however, he or she will recognize ordinary income in an amount equal to the excess of the fair market value of the stock received upon exercise of the option at the time of exercise over the exercise price, and the Company will be allowed a corresponding federal income tax deduction. Any gain that the optionee realizes when he or she later sells or disposes of the option shares will be short-term or long-term capital gain, depending on how long the shares were held.

Incentive Stock Options. There will be no federal income tax consequences to the optionee or to the Company upon the grant of an incentive stock option. If the optionee holds the option shares for the required holding period of at least two years after the date the option was granted and one year after exercise, then the amount equal to the excess of the amount realized upon sale or disposition of the option shares over the exercise price will be long-term capital gain or loss, and the Company will not be entitled to a federal income tax deduction. If the optionee disposes of the option shares in a sale, exchange, or other disqualifying disposition before the required holding period ends, he or she will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option shares at the time of exercise over the exercise price, and the Company will be allowed a federal income tax deduction equal to such amount. While the exercise of an incentive stock option does not result in current taxable income, the excess of the fair market value of the option shares at the time of exercise over the exercise price will be an item of adjustment for purposes of determining the optionee’s alternative minimum taxable income.

Stock Appreciation Rights. A participant receiving a stock appreciation right under the 2015 Plan will not recognize income, and the Company will not be allowed a tax deduction, at the time the award is granted. When the participant exercises the stock appreciation right, the amount of cash and the fair market value of any shares of stock received will be ordinary income to the participant and the Company will be allowed as a corresponding federal income tax deduction at that time.

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Restricted Stock. Unless a participant makes an election to accelerate recognition of the income to the date of grant as described below, a participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a restricted stock award is granted, provided that the award is nontransferable and is subject to a substantial risk of forfeiture. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the stock as of that date (less any amount he or she paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). If the participant files an election under Code Section 83(b) within 30 days after the date of grant of the restricted stock, he or she will recognize ordinary income as of the date of grant equal to the fair market value of the stock as of that date (less any amount paid for the stock), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. However, if the stock is later forfeited, the participant will not be able to recover the tax previously paid pursuant to the Code Section 83(b) election.

Stock Units. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a stock unit award is granted. Upon receipt of shares of stock (or the equivalent value in cash or other property) in settlement of a stock unit award, a participant will recognize ordinary income equal to the fair market value of the stock or other property as of that date (less any amount he or she paid for the stock or property), and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m).

Performance Awards. A participant will not recognize income, and the Company will not be allowed a tax deduction, at the time a performance award is granted (for example, when the performance goals are established). Upon receipt of cash, stock or other property in settlement of a performance award, the participant will recognize ordinary income equal to the cash, stock or other property received, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Code Section 162(m). Performance awards granted under the 2015 Plan are intended to qualify for the “performance based compensation” exception from Code Section 162(m).

Code Section 409A. The 2015 Plan permits the grant of various types of incentive awards, which may or may not be exempt from Code Section 409A. If an award is subject to Section 409A, and if the requirements of Section 409A are not met, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Restricted stock awards, stock options and stock appreciation rights granted under the 2015 Plan, are designed to be exempt from the application of Code Section 409A. Restricted stock units and performance awards granted under the 2015 Plan would be subject to Section 409A unless they are designed to satisfy the short-term deferral exemption from such law. If not exempt, such awards must be specially designed to meet the requirements of Section 409A in order to avoid early taxation and penalties.

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Tax Withholding. The Company has the right to deduct or withhold, or require a participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including employment taxes) required by law to be withheld with respect to any exercise, lapse of restriction or other taxable event arising as a result of the 2015 Plan.

Benefits to Named Executive Officers and Others. Future Awards under the 2015 Plan are granted in the discretion of the Compensation Committee, and therefore are not determinable. The following table sets forth the number of stock option, restricted stock and restricted stock unit awards that have been granted under the 2015 Plan to our Named Executive Officers (as defined below) and the other individuals and groups indicated, as of January 31, 2017.

Name and Position	Stock Option	Restricted Stock and Restricted Stock Units
Daniel J. O’Connor	1,122,734	-
Robert G. Petit	260,545	23,319
Sara M. Bonstein	417,254	50,000
Gregory T. Mayes	471,951	-
David J. Mauro	242,665	41,333
All Current Executive Officers as a Group	1,800,533	73,319
All Employees as a Group (Including Officers who are not Executive Officers)	-	1,350,475
All Nonexecutive Directors as a Group	695,000	119,937

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 2 RELATING TO THE APPROVAL OF
AN AMENDMENT TO THE ADVAXIS, INC. 2015 INCENTIVE PLAN.

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PROPOSAL NO. 3

RATIFICATION OF 2015 STOCK OPTION GRANTS UNDER THE 2015 INCENTIVE

PLAN TO CERTAIN DIRECTORS AND OFFICERS

On March 30, 2015, the Board of Directors adopted, subject to stockholder approval at the 2015 Annual Meeting, the Advaxis, Inc. 2015 Incentive Plan (the “2015 Plan”). The 2015 Plan became effective as of March 30, 2015, subject to approval by the Company’s stockholders at the 2015 Annual Meeting.

In addition, on March 30, 2015, the Compensation Committee of the Board of Directors approved certain grants of stock options pursuant to and in accordance with the Company’s Omnibus Incentive Plan (the “2011 Plan”) and certain contingent grants of stock options pursuant to and in accordance with the 2015 Plan, subject to stockholder approval of the 2015 Plan at the 2015 Annual Meeting, in the amounts and to the executive officers and non-employee directors identified below (the “March 2015 Options”).

March 2015 Options

Name and Position	Dollar Value (1)	Number of Options
Dr. David Sidransky, Director	—	20,000	(2)
Dr. James P. Patton, Director	—	20,000	(2)
Roni A. Appel, Director	—	20,000	(2)
Richard J. Berman, Director	—	20,000	(2)
Dr. Thomas J. McKearn, Director	—	20,000	(2)
Dr. Samir N. Khleif, Director	—	70,000	(2)
Daniel J. O’Connor, President and Chief Executive Officer	—	670,000	(3)
Sara M. Bonstein, Executive VP, Chief Financial Officer	—	251,130	(3)
Robert G. Petit, Executive VP, Chief Scientific Officer	—	62,185	(3)
Greg Mayes, Former Executive VP, Chief Business Officer	—	304,060	(3)
David Mauro, Former Executive VP, Chief Medical Officer	—	110,220	(3)
All Executive Officers as a Group	—	1,397,595
All Non-Executive Directors as a Group	—	170,000	(2)

(1)

The amount to be realized by the optionee will be the amount by which the fair market value of our common stock on the date of exercise exceeds the option exercise price. The option exercise price is equal to the closing market price of our common stock as of the grant date, which was $13.44.

(2)

Each of our six non-employee directors serving as of March 30, 2015, received a grant of 20,000 options. These awards vest in three equal installments on each of the first three anniversaries of the grant date. In addition, Dr. Khleif received a new director grant consisting of 50,000 additional stock options, which vested on March 30, 2016.

(3)	Grants to executive officers were made at the discretion of the Compensation Committee based on the experience of the executive officers, level of responsibilities and contributions to the Company. These awards were 25% vested as of the grant date, and the remaining awards vest in three equal installments on each of the first three anniversaries of the grant date. The portion of the awards that were vested as of the grant date were granted under the 2011 Plan, and were not contingent on stockholder approval of the 2015 Plan.

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The March 2015 Options were intended to both reward past accomplishments by the Company’s Board and executives as well as incentivize future performance. The Compensation Committee first identified a need to adjust the compensation of the Company’s Board and executives in the fall of 2014, but due to other corporate matters and developments, the Compensation Committee did not finalize that adjustment until the approval of the March 2015 Options on March 30, 2015. Because of this unforeseen delay, and because there were not enough shares remaining available under the 2011 Plan to fully cover the March 2015 Options, the Compensation Committee elected to grant a portion of the March 2015 Options from the 2015 Plan, contingent on stockholder approval, rather than waiting until stockholders had approved the 2015 Plan and then subsequently issuing the options. The Compensation Committee determined the amount of the awards by consulting with management and an outside compensation consultant, arriving ultimately at a figure that it believed appropriately rewarded and incentivized the recipients, brought the recipients’ interests in line with those of the Company’s stockholders, and was in the best interests of the Company. On May 27, 2015, stockholders approved the 2015 Plan at the 2015 Annual Meeting.

On August 20, 2015, a derivative complaint was filed by a purported Company stockholder in the United States District Court for the District of New Jersey against the Board of Directors and certain executives styled Bono v. O’Connor, et al., No. 3:15-cv-006326-FLW-DEA (D.N.J.). The complaint asserts claims for breach of fiduciary duty, unjust enrichment, waste of corporate assets, and issuance of a false and misleading proxy statement. The complaint alleges that the eleven individual defendants “spring-loaded” the March 2015 Options, i.e., at the time of issuance, the grantors and recipients were aware of material non-public information soon to be released that they knew would positively impact the Company’s stock price, and, thus, increase the value of the options.

On May 23, 2016, the United States District Court for the District of New Jersey issued an opinion and order granting in part and denying in part defendants’ motion to dismiss. The court denied the motion to dismiss as to the breach of fiduciary duty claim and unjust enrichment claim against the three members of the Compensation Committee, but dismissed without prejudice the breach of fiduciary duty and unjust enrichment claims against the other eight individual defendants. (Drs. Khleif, McKearn, Patton, Mauro and Petit, Messrs. Mayes and O’Connor, and Ms. Bonstein). The court dismissed without prejudice the Section 14(a) disclosure claim and waste claims against all defendants. On October 5, 2016, the court denied plaintiff’s motion for reconsideration of its May 23 order. Pursuant to these orders, the claims against Roni Appel, Richard Berman, and David Sidransky, the members of the Compensation Committee who approved the March 2015 Option grants, remain pending.

The remaining defendants (Messrs. Appel and Berman, and Dr. Sidransky) deny the allegations in the Bono action and deny that the March 2015 Options were “spring-loaded.” In consultation with plaintiff’s counsel in the Bono action, we have agreed to ask stockholders to ratify the March 2015 Options at the 2017 Annual Meeting. As a means of resolving the remaining claims in this action, we are now asking stockholders to ratify the March 2015 Options at the 2017 Annual Meeting. For a more detailed description of the 2015 Plan (including the federal income tax consequences of exercising the March 2015 Options), see the Company’s proxy statement for the 2015 Annual Meeting filed with the SEC on April 7, 2015 (the “2015 Proxy Statement”). The full text of the 2015 Plan is filed as Annex A to the 2015 Proxy Statement.

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Requested Stockholder Approval

The Board of Directors believes that the March 2015 Options appropriately rewarded our highly qualified directors and executives whom we believe were and are critical to our long-term success for services rendered to us prior to the grant of the awards and during the period that the awards are subject to vesting. We believe that the March 2015 Options were reasonable and appropriate, in line with market practice, and compensated our directors and executives for their services and aligned the interests of us and our stockholders. The grant of the March 2015 Options, a portion of which was contingent on stockholder approval of the 2015 Plan, was consistent with applicable NASDAQ listing standards governing stockholder approval of equity compensation plans. However, the Board of Directors believes that stockholder ratification of the March 2015 Options is in the best interests of the Company and our stockholders. Therefore, the entire Board of Directors—including each of the six directors who are not defendants in the Bono action—make the proposal and recommendation herein.

Equity-based compensation is an important element in our executive and non-employee director compensation programs. Equity compensation aligns the interests of our directors and executives with the interests of our stockholders, links pay to performance, and provides a strong incentive to our directors and executives to join our Company and to remain as we continue to move towards commercialization of our products. Importantly, equity compensation allows us to conserve our crucial cash resources while still being able to attract high quality employees and competitively compensate our experienced executives. If we are not able to grant equity awards, we risk losing our executives and key employees to our competition, which would be disruptive and detrimental to our goals and, ultimately, to our stockholders.

If our stockholders do not ratify the March 2015 Options, we will consider our stockholders’ concerns and our Board of Directors will consider whether any actions are necessary to address those concerns. We believe failure to approve the awards may have an adverse effect on our ability to retain the directors and executives who received such awards.

The board of directors UNANIMOUSLY recommends a vote “FOR” PROPOSAL NO. 3 ReLATING TO THE ratification OF THE MARCH 2015 OPTIONS.

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PROPOSAL NO. 4

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee annually considers and selects our independent registered public accountants. The Audit Committee has selected Marcum LLP to act as our independent registered public accountants for fiscal 2017.

Stockholder ratification of Marcum LLP as our independent registered public accountants is not required by our by-laws, or otherwise. However, we are submitting the selection of Marcum LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection of Marcum LLP as our independent registered public accountants, the Audit Committee will reconsider the selection of such independent registered public accountants. Even if the selection is ratified, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accountant at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

Representatives of Marcum LLP are expected to attend the Annual Meeting in order to respond to questions from stockholders and will have the opportunity to make a statement.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE “FOR” PROPOSAL NO. 4 RELATING TO THE RATIFICATION
OF THE SELECTION OF MARCUM, LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL 2017

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AUDIT COMMITTEE REPORT

This Audit Committee Report shall not be deemed to be “soliciting material” or to be filed with the SEC or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, as amended, or the Exchange Act, or to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, this report shall not be incorporated by reference into any such filings.

Management is responsible for our internal controls and financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and for issuing an opinion thereon. The Audit Committee’s responsibility is to oversee these processes and our internal controls. The Audit Committee does not prepare or audit our financial statements or certify their accuracy.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the audited financial statements with management and the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the PCAOB in Rule 3200T.

Our independent registered public accounting firm also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent registered public accounting firm, Marcum, LLP, the firm’s independence.

Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm and the Audit Committee’s review of our audited financial statements and the representations of management, and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in our Annual Report on Form 10-K for fiscal 2016, as filed with the SEC.

This report is submitted by the Audit Committee.

Richard J. Berman, Chairman
Roni A. Appel
Dr. James P. Patton

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Disclosure of Principal Accountant Fees and Services

On December 14, 2012, we engaged Marcum, LLP (“Marcum”) as our independent registered public accounting firm to audit our financial statements. Beginning with the year ended October 31, 2012, Marcum has audited our financial statements. Below is a summary of the fees recorded for the periods ended October 31, 2016 and 2015.

	Fiscal Year 2016	Fiscal Year 2015
Audit & Related Fees	$168,875.00	$165,975.00
Tax Fees	$17,650.00	$15,147.00
All Other Fees	$18,364.39	$22,519.00
Total	$204,889.39	$253,641.00

Audit & Related Fees: The Company recorded fees of $168,875.00 and $165,975.00 in connection with its audits and quarterly review services of the Company’s financial statements for the fiscal years ended October 31, 2016 and 2015, respectively.

Tax Fees: The Company recorded fees of $17,650.00 and $15,147.00 in connection with tax fees for the fiscal years ended October 31, 2016 and 2015.

All Other Fees: The Company recorded fees of $18,364.39 and $22,519.00 primarily for review of securities registration documents, and for assistance with other document reviews for the fiscal years ended October 31, 2016 and 2015, respectively.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

The Audit Committee will pre-approve all auditing services and the terms thereof (which may include providing comfort letters in connection with securities underwriting) and non-audit services (other than non-audit services prohibited under Section 10A(g) of the Exchange Act or the applicable rules of the SEC or the Public Company Accounting Oversight Board) to be provided to us by the independent auditor; provided, however, the pre-approval requirement is waived with respect to the provisions of non-audit services for us if the “ de minimus “ provisions of Section 10A(i)(1)(B) of the Exchange Act are satisfied. This authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. The Audit Committee may review and approve the scope and staffing of the independent auditors’ annual audit plan.

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CORPORATE GOVERNANCE MATTERS

Board of Directors

As of January 31, 2017, our Board includes nine directors. Effective upon the election of directors at the Annual Meeting, our Board will include the following members:

Name	Age	Position
Dr. David Sidransky	56	Chairman of our Board of Directors
Dr. James P. Patton	59	Vice Chairman of our Board of Directors
Daniel J. O’Connor	52	President, Chief Executive Officer and Director
Roni A. Appel	50	Director
Richard J. Berman	74	Director
Dr. Samir Khleif	53	Director
Dr. Thomas McKearn	68	Director
Thomas J. Ridge	71	Director

Directors

Dr. David Sidransky. Dr. Sidransky current serves as the Chairman of our Board of Directors and has served as a member of our Board of Directors since July 2013. He is a renowned oncologist and research scientist named and profiled by TIME magazine in 2001 as one of the top physicians and scientists in America, recognized for his work with early detection of cancer. Since 1994, Dr. Sidransky has been the Director of the Head and Neck Cancer Research Division and Professor of Oncology, Otolaryngology, Genetics, and Pathology at Johns Hopkins University School of Medicine. He has served as Chairman of the Board of Directors of Champions Oncology since October 2007 and was, until the merger with Eli Lilly, a director and Vice-Chairman of ImClone Systems, Inc. He is the Chairman of Tamir Biotechnology and serves on the Board of Directors of Rosetta Genomics, Immune Pharmaceuticals, and Celsus. He is serving and has served on scientific advisory boards of MedImmune, Roche, Amgen, and Veridex, LLC (a Johnson & Johnson diagnostic company), among others. Dr. Sidransky served as Director (2005-2008) of the American Association for Cancer Research (AACR). Dr. Sidransky’s experience in life science companies, as well as his scientific knowledge, qualify him to service as our director and non-executive chairman.

Dr. James P. Patton. Dr. Patton currently serves as the Vice Chairman of our Board of Directors, has served as the Chairman of our Board and has been a member of our Board of Directors since February 2002. Furthermore, Dr. Patton was the Chairman of our Board of Directors from November 2004 until December 31, 2005 and was our Chief Executive Officer from February 2002 to November 2002. Since February 1999, Dr. Patton has been the Vice President of Millennium Oncology Management, Inc., which is a consulting company in the field of oncology services delivery. Dr. Patton was a trustee of Dundee Wealth US, a mutual fund family, from October 2006 through September 2014. He is a founder and has been chairman of VAL Health, LLC, a health care consultancy, from 2011 to the present. In addition, he was President of Comprehensive Oncology Care, LLC since 1999, a company that owned and operated a cancer treatment facility in Exton, Pennsylvania until its sale in 2008. From February 1999 to September 2003, Dr. Patton also served as a consultant to LibertyView Equity Partners SBIC, LP, a venture capital fund based in Jersey City, New Jersey. From July 2000 to December 2002, Dr. Patton served as a director of Pinpoint Data Corp. From February 2000 to November 2000, Dr. Patton served as a director of Healthware Solutions. From June 2000 to June 2003, Dr. Patton served as a director of LifeStar Response. He earned his B.S. from the University of Michigan, his Medical Doctorate from Medical College of Pennsylvania, and his M.B.A. from Penn’s Wharton School. Dr. Patton was also a Robert Wood Johnson Foundation Clinical Scholar. He has published papers regarding scientific research in human genetics, diagnostic test performance and medical economic analysis. Dr. Patton’s experience as a trustee and consultant to funds that invest in life science companies provide him with the perspective from which we benefit. Additionally, Dr. Patton’s medical experience and service as a principal and director of other life science companies make Dr. Patton particularly qualified to serve as our director and non-executive vice chairman.

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Daniel J. O’Connor. Mr. O’Connor joined Advaxis in January 2013 as Senior Vice President, Chief Legal and Business Development Officer, was promoted to Executive Vice President in May 2013, and was appointed President and Chief Executive Officer of Advaxis in August 2013. Mr. O’Connor has 20 years of executive, legal, and regulatory experience in the biopharmaceutical industry with ImClone Systems, PharmaNet (today, inVentiv Clinical Health) and Bracco Diagnostics. Joining ImClone in 2003, Mr. O’Connor supported the clinical development, launch, and commercialization of ERBITUX®. As ImClone’s Senior Vice President, General Counsel, and Corporate Secretary, he played a key role in resolving numerous issues facing ImClone, including extensive licensing negotiations, in advance of the company being sold to Eli Lilly & Company in 2008. Prior to joining ImClone, Mr. O’Connor was PharmaNet’s General Counsel and instrumental in building the company from a start-up contract research organization to an established world leader in clinical research. Mr. O’Connor was a criminal prosecutor in New Jersey and gained leadership experience as a Captain in the U.S. Marines, serving in the Persian Gulf in 1990. In 2015, Ernst & Young named Mr. O’Connor Entrepreneur of the Year® in New Jersey. Mr. O’Connor earned his J.D. degree from The Dickinson School of Law of The Pennsylvania State University and currently serves as an Entrepreneur Trusted Advisor to its Dean. Additionally, Mr. O’Connor serves as Vice Chairman on the Board of Trustees of BioNJ (a powerful network of 400 member companies representing research-based life sciences companies in New Jersey). Mr. O’Connor’s extensive leadership and pharmaceutical experience particularly qualifies him to serve as our President, CEO and director.

Roni A. Appel. Mr. Appel has served as a member of our Board of Directors since November 2004. He was our President and Chief Executive Officer from January 1, 2006 and Secretary and Chief Financial Officer from November 2004, until he resigned as our Chief Financial Officer on September 7, 2006 and as our President, Chief Executive Officer and Secretary on December 15, 2006. From December 15, 2006 to December 2007, Mr. Appel served as a consultant to us. Mr. Appel currently is a self-employed consultant. Previously, he served as Chief Executive Officer of Anima Cell Metrology Ltd., from 2008 through January 31, 2013. From 1999 to 2004, he was a partner and managing director of LV Equity Partners (f/k/a LibertyView Equity Partners). From 1998 until 1999, he was a director of business development at Americana Financial Services, Inc. From 1994 to 1998, he was an attorney and completed his M.B.A at Columbia University. Mr. Appel’s longstanding service with us and his entrepreneurial investment career in early stage biotech businesses qualify him to serve as our director.

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Richard J. Berman. Mr. Berman has served as a member of our Board of Directors since September 1, 2005. Richard Berman’s business career spans over 35 years of venture capital, senior management and merger and acquisitions experience. In the past 5 years, Mr. Berman has served as a director and/or officer of over a dozen public and private companies. In November 2014, he was named Chairman of MetaStat, Inc. a public company in the cancer diagnostic field. From 2006 to 2011, he was Chairman of National Investment Managers, a company with $12 billion in pension administration assets. In 2012, he became vice chairman of Energy Smart Resources, Inc. From 2002 to 2010, he was director of Nexmed Inc. where he also served as Chairman and CEO in 2008 and 2009. From 1998 to 2012, Mr. Berman served as a Director of Easy Link International and served as the Chairman and CEO from 1998 to 2000. Most recently, Mr. Berman was appointed a partner, chairman and director at Scylax Aviation. In addition, Mr. Berman is currently a director of three public companies: Advaxis, Inc., Calandrius Biosciences, Inc. (since 2005), and Cryoport, Inc. (since 2015)). Previously, Mr. Berman worked at Goldman Sachs; was Senior Vice President of Bankers Trust Company, where he started the M&A and Leveraged Buyout Departments; created the largest battery company in the world in the 1980s by merging Prestolite, General Battery and Exide to form Exide Technologies (XIDE); helped to create what is now Soho (NYC) by developing five buildings; and advised on over $4 billion of M&A transactions (completed over 300 deals). He is a past Director of the Stern School of Business of NYU where he obtained his B.S. and M.B.A. He also has US and foreign law degrees from Boston College and The Hague Academy of International Law, respectively. Mr. Berman’s extensive knowledge of our industry, his role in the governance of publicly held companies and his directorships in other life science companies qualify him to serve as our director.

Dr. Samir Khleif. Dr. Khleif has served as a member of our Board of Directors since October 2014. He currently serves as the Director of the State of Georgia Cancer Center, Georgia Regents University Cancer Center and the Cancer Service Line. Dr. Khleif was formerly Chief of the Cancer Vaccine Section at the NCI, and also served as a Special Assistant to the Commissioner of the FDA leading the Critical Path Initiative for oncology. Dr. Khleif is a Georgia Research Alliance Distinguished Cancer Scientist and Clinician and holds a professorship in Medicine, Biochemistry and Molecular Biology, and Graduate Studies at Georgia Regents University. Dr. Khleif’s research program at Georgia Regents University Cancer Center focuses on understanding the mechanisms of cancer-induced immune suppression, and utilizing this knowledge for the development of novel immune therapeutics and vaccines against cancer. His research group designed and performed some of the first cancer vaccine clinical trials targeting specific genetic changes in cancer cells. He led many national efforts and committees on the development of biomarkers and integration of biomarkers in clinical trials, including the AACR-NCI-FDA Cancer Biomarker Collaborative and the ASCO Alternative Clinical Trial Design. Dr. Khleif is the author of many book chapters and scientific articles on tumor immunology and biomarkers process development, and he is the editor for two textbooks on cancer therapeutics, tumor immunology, and cancer vaccines. Dr. Khleif was inducted into the American Society for Clinical Investigation, received the National Cancer Institute’s Director Golden Star Award, the National Institutes of Health Award for Merit, the Commendation Medal of the US Public Health Service, and he was recently appointed to the Institute of Medicine National Cancer Policy Forum. Dr. Khleif’s distinguished career as well as his extensive expertise in vaccines and immunotherapies qualify him to serve as our director.

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Dr. Thomas J. McKearn. Dr. McKearn has served as a member of our Board of Directors since July 2002. He brings more than 30 years of experience in the translation of biotechnology science into oncology products. As one of the founders of Cytogen Corporation, an Executive Director of Strategic Science and Medicine at Bristol-Myers Squibb, then for ten years, from 2002 to 2012, at Agennix, Inc. (formerly GPC-Biotech) as VP of Medical Affairs and later as the VP of Strategic Clinical Affairs, and now as the President, Research & Development at Onconova, he has worked to bring the most innovative laboratory findings into the clinic and through the FDA regulatory process for the benefit of cancer patients who need better ways to cope with their afflictions. Prior to entering the biotechnology industry in 1981, Dr. McKearn received his medical, graduate and post-graduate training at the University of Chicago and served on the faculty of the Medical School at the University of Pennsylvania. Dr. McKearn’s experience in managing life science companies, his knowledge of medicine and his commercialization of biotech products qualify him to serve as our director.

Thomas J. Ridge. Mr. Ridge is Chief Executive Officer of Ridge Global, LLC, a global strategic consulting company, a position he has held since July 2006. In March 2014, Mr. Ridge co-founded Ridge Schmidt Cyber (provider of strategic services to companies in the area of cyber security) with Howard Schmidt. In April 2010, Mr. Ridge also became a partner in Ridge Policy Group, a bipartisan, full-service government affairs and issue management group. From April 2005 to July 2006, he was President and Chief Executive Officer of Thomas Ridge LLC. From October 2001 to February 2005, Mr. Ridge was Secretary of the U.S. Department of Homeland Security. Prior to that, Mr. Ridge served as Governor of Pennsylvania from 1995 to 2001. Mr. Ridge has been a director of Chart Acquisition Corp. since July 2011 and a director of LifeLock, Inc. since March 2010. He was a director of FS Investment Corporation from November 2011 to February 2014. He also previously served as a director of Exelon Corporation, Brightpoint, Inc., Geospatial Holdings, Inc., Vonage Holdings Corp. and The Home Depot, Inc. Mr. Ridge holds a bachelor’s degree, cum laude, from Harvard University and a Juris Doctor degree from The Dickinson School of Law of The Pennsylvania State University. Mr. Ridge’s distinguished career as well as his extensive expertise in leadership and business development qualify him to serve as a director.

The Board held 7 meetings in fiscal 2016. Each director attended at least 75% of the aggregate of: (1) the total number of Board meetings; and (2) the total number of meetings of the committee(s) of which he was a member, if any. We do not have a written policy on board attendance at annual meetings of stockholders. We will encourage, but will not require, our directors to attend the Annual Meeting.

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The table below describes the Board’s committees in fiscal 2016:

Committee Name	Current Members	Number of Meetings in Fiscal 2016	Principal Functions
Audit Committee	R. Berman (Chairman) R. Appel J. Patton	4	The Audit Committee is responsible for the following:
			●	recommending the engagement of auditors to the full Board;

			●	reviewing the results of the audit engagement with the independent registered public accounting firm;

			●	identifying irregularities in the management of our business in consultation with our independent accountants, and suggesting an appropriate course of action;

			●	reviewing the adequacy, scope, and results of the internal accounting controls and procedures;

			●	reviewing the degree of independence of the auditors, as well as the nature and scope of our relationship with our independent registered public accounting firm; and

			●	reviewing the auditors’ fees.

Compensation Committee	J. Patton (Chairman) S. Khleif T. McKearn D. Sidransky	7	The Compensation Committee determines the salaries and incentive compensation of our officers subject to applicable employment agreements, and provides recommendations for the salaries and incentive compensation of our other employees and consultants.

Nominating and Corporate Governance	D. Sidransky (Chairman) R. Berman J. Patton T. Ridge	3	The functions of the Nominating and Corporate Governance Committee include the following:
			●	identifying and recommending to the Board individuals qualified to serve as members of the Board and on the committees of the Board;

			●	advising the Board with respect to matters of board composition, procedures and committees;

			●	developing and recommending to the Board a set of corporate governance principles applicable to us and overseeing corporate governance matters generally including review of possible conflicts and transactions with persons affiliated with directors or members of management; and

			●	overseeing the annual evaluation of the Board and our management.

Research and Development Committee	S. Khleif (Chairman) T. McKearn J. Patton D. Sidransky	3	The functions of the Research and Development Committee include the following:
			●	provide advice and guidance to the Board on scientific matters;

			●	provide advice and guidance to the Board on medical matters.

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Director Independence

In accordance with the disclosure requirements of the SEC, we have adopted the NASDAQ listing standards for independence effective April 2010. Each of our incumbent directors, other than Daniel J. O’Connor, is independent in accordance with the definition set forth in the NASDAQ rules. Each nominated member of each of our Board committees is an independent director under the NASDAQ standards applicable to such committees. The Board considered the information included in transactions with related parties as outlined below along with other information the Board considered relevant, when considering the independence of each director.

Audit Committee

The Audit Committee of our Board of Directors is currently composed of three directors, all of whom satisfy the independence and other standards for Audit Committee members under the NASDAQ rules and the Exchange Act, as amended. For fiscal year 2016, the Audit Committee was composed of Messrs. Berman and Appel and Dr. Patton, with Mr. Berman serving as the Audit Committee’s financial expert as defined under Item 407 of Regulation S-K of the Securities Act of 1933, as amended, which we refer to as the Securities Act.

The Audit Committee operates under a written Audit Committee Charter, which is available to stockholders on our website at http://ir.advaxis.com/governance-docs.

Compensation Committee

The Compensation Committee of our Board of Directors consists of Drs. Patton, Khleif, McKearn and Sidransky. The Compensation Committee determines the salaries and incentive compensation of our officers subject to applicable employment agreements, and provides recommendations for the salaries and incentive compensation of our other employees and consultants. For executives other than the Chief Executive Officer, the Compensation Committee receives and considers performance evaluations and compensation recommendations submitted to the Committee by the Chief Executive Officer. In the case of the Chief Executive Officer, the evaluation of his performance is conducted by the Compensation Committee, which determines any adjustments to his compensation as well as awards to be granted. The agenda for meetings of the Compensation Committee is usually determined by its Chairman, with the assistance of the Company’s Chief Executive Officer. Compensation Committee meetings are regularly attended by the Chief Executive Officer. The Compensation Committee engaged Hewitt Associates LLC, operating as Aon Hewitt, a compensation consultant, in January 2015, to perform a compensation program review and market analysis, as well as provide recommendations regarding adjustments to executive officer base salaries, target bonus opportunities and long-term equity incentives. Additional information regarding the role of the Compensation Committee and its processes and procedures for considering and determining executive compensation is set forth in the “Compensation Discussion and Analysis” later in this proxy statement.

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The Compensation Committee operates under a written Compensation Committee Charter, which is available to stockholders on our website at http://ir.advaxis.com/governance-docs.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of our Board of Directors consists of Messrs. Ridge and Berman, and Drs. Patton and Sidransky.

The Nominating and Corporate Governance Committee operates under a written Nominating and Corporate Governance Committee Charter, which is available to stockholders on our website at http://ir.advaxis.com/governance-docs.

The Nominating and Corporate Governance Committee will consider director candidates recommended by eligible stockholders. Stockholders may recommend director nominees for consideration by the Nominating and Corporate Governance Committee by writing to the Nominating and Corporate Governance Committee, Attention: Chairman, Advaxis, Inc., 305 College Road East, Princeton, New Jersey, 08540. Any recommendations for director made to the Nominating and Corporate Governance Committee should include the nominee’s name and qualifications for membership on our Board of Directors, and should include the following information for each person being recommended or nominated for election as a director:

●	The name, age, business address and residence address of the person;

●	The principal occupation or employment of the person;

●	The number of shares of our Common Stock that the person owns beneficially or of record; and

●	Any other information relating to the person that must be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors under Section 14 of the Exchange Act and its rules and regulations.

In addition, the stockholder’s notice must include the following information about such stockholder:

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●	The stockholder’s name and record address;

●	The number of shares of our Common Stock that the stockholder owns beneficially or of record;

●	A description of all arrangements or understandings between the stockholder and each proposed nominee and any other person or persons, including their names, pursuant to which the nomination is to be made;

●	A representation that the stockholder intends to appear in person or by proxy at the annual meeting to nominate the person or persons named in such stockholder’s notice; and

●	Any other information about the stockholder that must be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors under Section 14 of the Exchange Act and its rules and regulations.

The notice must include a written consent by each proposed nominee to being named as a nominee and to serve as a director if elected. No person will be eligible for election as a director of ours unless recommended by the Nominating and Corporate Governance Committee and nominated by our Board of Directors or nominated in accordance with the procedures set forth above. Candidates proposed by stockholders for nomination are evaluated using the same criteria as candidates initially proposed by the Nominating and Corporate Governance Committee.

We must receive the written nomination for an annual meeting not less than 90 days and not more than 120 days prior to the first anniversary of the previous year’s annual meeting of stockholders, or, if no annual meeting was held the previous year or the date of the annual meeting is advanced more than 30 days before or delayed more than 60 days after the anniversary date, we must receive the written nomination not more than 120 days prior to the annual meeting and not less than the later of 90 days prior to the annual meeting or ten days following the day on which public announcement of the date of the annual meeting is first made. For a special meeting, we must receive the written nomination not less than the later of 90 days prior to the special meeting or ten days following the day on which public announcement of the date of the special meeting is first made.

The Nominating and Corporate Governance Committee expects, as minimum qualifications, that nominees to our Board of Directors (including incumbent directors) will enhance our Board of Director’s management, finance and/or scientific expertise, will not have a conflict of interest and will have a high ethical standard. A director nominee’s knowledge and/or experience in areas such as, but not limited to, the medical, biotechnology, or life sciences industry, equity and debt capital markets and financial accounting are likely to be considered both in relation to the individual’s qualification to serve on our Board of Directors and the needs of our Board of Directors as a whole. Other characteristics, including but not limited to, the director nominee’s material relationships with us, time availability, service on other boards of directors and their committees, or any other characteristics that may prove relevant at any given time as determined by the Nominating and Corporate Governance Committee shall be reviewed for purposes of determining a director nominee’s qualification.

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Candidates for director nominees are evaluated by the Nominating and Corporate Governance Committee in the context of the current composition of our Board of Directors, our operating requirements and the long-term interests of our stockholders. The Nominating and Corporate Governance Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Nominating and Corporate Governance Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board of Directors. In the case of incumbent directors whose terms of office are set to expire, the Nominating and Corporate Governance Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. The Nominating and Corporate Governance Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to our Board of Directors by majority vote. To date, the Nominating and Corporate Governance Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

While we do not have a formal diversity policy for Board membership, we will seek to ensure that its membership consists of sufficiently diverse backgrounds, meaning a mix of backgrounds and experiences that will enhance the quality of the Board’s deliberations and decisions. In considering candidates for the Board, the independent directors will consider, among other factors, diversity with respect to viewpoints, skills, experience and other demographics.

Research and Development Committee

The Research and Development Committee was established in August 2013 with the purpose of providing advice and guidance to the Board on scientific and medical matters and development. The Research and Development Committee currently consists of Drs. Sidransky, Khleif, McKearn and Patton.

Board Leadership Structure

On May 27, 2015, David Sidransky was appointed Chairman and continues to serve as Chairman. Dr. Sidransky’s experience in life science companies, as well as his scientific knowledge, his history with our Company and his own history of innovation and strategic thinking, qualify him to serve as our Chairman. Additionally, on August 19, 2013, Daniel J. O’Connor was appointed our Chief Executive Officer and President. Mr. O’Connor’s knowledge of industry standards and his experience in industry operations, and his leadership experience provides a fine compliment to Dr. Sidransky’s scientific knowledge. While we do not have a formal policy regarding the separation of our Chief Executive Officer and Chairman of our Board, we believe the current structure is in the best interest of the Company at this time. Further, this structure demonstrates to our employees, customers and stockholders that we are under strong leadership, with multiple skills and sets the tone for managing our operations. This unity of leadership promotes strategic development and execution, timely decision-making and effective management of our resources. We believe that we are well-served by this structure.

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Risk Oversight

The Board has an active role in overseeing our risk management and is responsible for discussing with management and the independent auditors our major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure. The Board regularly engages in discussions of the most significant risks that we are facing and how those risks are being managed. The Board believes that its work and the work of the Chairman and the Chief Executive Officer, enables the Board to effectively oversee our risk management function.

Stockholder Communications to the Board

Stockholders may contact an individual director, the Board as a group, or a specified Board committee or group, including the non-employee directors as a group, by writing to the following address:

Advaxis, Inc.
305 College Road East
Princeton, New Jersey 08540
Attn: Board of Directors

Each communication should specify the applicable addressee or addressees to be contacted as well as the general topic of the communication. We will initially receive and process communications before forwarding them to the addressee. We generally will not forward to the directors a stockholder communication that we determine to be primarily commercial in nature or relates to an improper or irrelevant topic, or that requests general information about us.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, requires our directors and executive officers and each person who owns more than ten percent of a registered class of our equity securities (collectively, “Reporting Persons”) to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and our other equity securities. Reporting Persons are required by SEC regulation to furnish us with copies of all Section 16(a) forms that they file. Based solely on the Company’s review of the copies of the forms received by it during the fiscal year ended October 31, 2016 and written representations that no other reports were required, the Company believes that each person who, at any time during such fiscal year, was a Reporting Person complied with all Section 16(a) filing requirements during such fiscal year.

Compensation Committee Interlocks and Insider Participation

Currently, the Compensation Committee consists of Drs. Patton, Khleif, McKearn and Sidransky. No member of the Compensation Committee was an officer or employee of the Company during the last fiscal year, or had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K. No executive officer of the Company served as a member of the board of directors or compensation committee of another entity, one of whose executive officers served on the Company’s Compensation Committee or Board of Directors.

Certain Relationships and Related Transactions

Our policy is to enter into transactions with related parties on terms that, on the whole, are no more favorable, or no less favorable, than those available from unaffiliated third parties. Based on our experience in the business sectors in which we operate and the terms of our transactions with unaffiliated third parties, we believe that all transactions that we enter will meet this policy standard at the time they occur. Presently, we have no such related party transactions.

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OWNERSHIP OF SECURITIES

Except as noted below, the following table sets forth certain information with respect to the beneficial ownership of our Common Stock as of January 31, 2017:

●	each person who is known by us to be the beneficial owner of more than 5% of our outstanding Common Stock;

●	each of our directors;

●	each of our named executive officers and current executive officers; and

●	all of our current directors and executive officers as a group.

As used in the table below, the term beneficial ownership with respect to our Common Stock consists of sole or shared voting power (which includes the power to vote, or to direct the voting of shares of our Common Stock) or sole or shared investment power (which includes the power to dispose, or direct the disposition of, shares of our Common Stock) through any contract, arrangement, understanding, relationship or otherwise, including a right to acquire such power(s) during the 60 days following January 31, 2017.

Unless otherwise indicated in the footnotes to this table, and subject to community property laws where applicable, we believe each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 40,122,043 shares of Common Stock outstanding as of February 6, 2017, adjusted as required by the rules promulgated by the SEC. Unless otherwise indicated, the address for each of the individuals and entities listed in this table is 305 College Road East, Princeton, New Jersey 08540.

Security Ownership of Certain Beneficial Owners and Management

Name and Address of Beneficial Owner	Total # of Shares Beneficially Owned	Percentage of Ownership
Daniel J. O’Connor(1)	977,475	2.43%
Dr. David Sidransky(2)	100,361	*%
Roni A. Appel(3)	154,329	*%
Richard J. Berman(4)	120,297	*%
Dr. Samir N. Khleif(5)	136,254	*%
Gregory T. Mayes(6)	371,858	*%
Dr. Thomas J. McKearn(7)	102,871	*%
Dr. James P. Patton(8)	261,556	*%
Thomas Ridge(9)	87,638	*%
Sara M. Bonstein(10)	330,866	*%
Robert G. Petit(11)	247,575	*%
Adage Capital Partners GP LLC(12)	5,939,366	14.80%
Fidelity Management & Research Company(12)	4,058,739	10.12%
Amgen, Inc.(12)	3,047,446	7.60%
Black Rock Fund Advisors (12)	2,271,463	5.66%
All Current Directors & Officers as a Group (10 People)(13)	2,891,080	7.21%

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*Less than 1%

(1) Represents 300,447 issued shares of our Common Stock, options to purchase 668,500 shares of our Common Stock exercisable within 60 days and warrants to purchase 8,528 shares of our Common Stock exercisable within 60 days.

(2) Represents 70,360 issued shares of our Common Stock and options to purchase 30,001 shares of our Common Stock exercisable within 60 days.

(3) Represents 113,812 issued shares of our Common Stock, options to purchase 34,267 shares of our Common Stock exercisable within 60 days and warrants to purchase 6,250 shares of our Common Stock exercisable within 60 days.

(4) Represents 74,430 issued shares of our Common Stock and options to purchase 45,867 shares of our common stock exercisable within 60 days.

(5) Represents 59,587 issued shares of our Common Stock and options to purchase 76,667 shares of our common stock exercisable within 60 days.

(6) Represents 85,480 issued shares of our Common Stock and options to purchase 286,378 shares of our Common Stock exercisable within 60 days.

(7) Represents 59,805 issued shares of our Common Stock and options to purchase 43,066 shares of our Common Stock exercisable within 60 days.

(8) Represents 201,744 issued shares of our Common Stock, options to purchase 45,534 shares of our Common Stock exercisable within 60 days and warrants to purchase 14,278 shares of our Common Stock exercisable within 60 days.

(9) Represents 24,305 issued shares of our Common Stock and options to purchase 63,333 shares of our Common Stock exercisable within 60 days.

(10) Represents 89,186 issued shares of our Common Stock and options to purchase 241,680 shares of our Common Stock exercisable within 60 days.

(11) Represents an aggregate of 105,803 issued shares of our Common Stock, options to purchase 135,372 shares of our Common Stock exercisable within 60 days and warrants to purchase 6,400 shares of our Common Stock exercisable within 60 days.

(12) As reported on Form 13D and/or 13G.

(13) Represents an aggregate of 1,184,959 issued shares of our Common Stock, options to purchase 1,670,665 shares of our Common Stock exercisable within 60 days and warrants to purchase 35,456 shares of our Common Stock exercisable within 60 days.

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Executive Officers

The following table provides information on our current executive officers.

Name	Age	Position
Daniel J. O’Connor	52	President and Chief Executive Officer, Director
Sara M. Bonstein	36	Chief Financial Officer, Executive Vice President and Corporate Secretary
Robert G. Petit	57	Chief Scientific Officer and Executive Vice President

Daniel J. O’Connor. Mr. O’Connor’s biography appears on page 25.

Sara M. Bonstein. Ms. Bonstein joined Advaxis in March 2014 as Senior Vice President and Chief Financial Officer and currently serves as Executive Vice President, Chief Financial Officer and Corporate Secretary. Ms. Bonstein has 15 years of financial leadership experience in the life sciences industry with Eli Lilly& Company, ImClone Systems, and Johnson & Johnson. While at Eli Lilly& Company, Ms. Bonstein was a Six Sigma Champion and Black Belt, leading multiple projects relating to clinical research, project management, finance, manufacturing, and commercial sales. Prior to her Six Sigma role, Ms. Bonstein held positions of increasing responsibility at ImClone (which was acquired by Eli Lilly in 2008) including Director of Finance where she led all budget and forecast activities for preclinical, clinical and manufacturing research and development, spanning over ten monoclonal antibody cancer therapeutics, including ERBITUX® (cetuximab), a cancer treatment with over $1.5 billion in annual sales. Prior to joining ImClone, Ms. Bonstein was a financial analyst at Johnson & Johnson in both the Ortho McNeil Pharmaceuticals and Ortho Biotech Divisions of the company where she managed gross-to-net analysis and calculation for approximately $1.1 billion of pharmaceutical product sales. In 2016, NJBiz named Ms. Bonstein CFO of the Year – Healthcare Organization and Forty under 40. Ms. Bonstein is a 2004 graduate of Johnson & Johnson’s Financial Leadership Development Program. She holds a BS in Finance from The College of New Jersey and an M.B.A from Rider University.

Robert G. Petit, Ph.D. Dr. Petit joined Advaxis in October, 2010 and currently serves as Executive Vice President and Chief Scientific Officer. Dr. Petit has over 20 years of experience in all medical and scientific aspects of pharmaceutical development. He has led programs in discovery, translational development and intellectual property development and has designed and conducted U.S. and international clinical evaluation programs from phase I to IV. Dr. Petit joined Advaxis from Bristol Myers Squibb where he was the U.S. Medical Strategy Lead for the Ipilimumab program, Director of Medical Strategy for New Oncology Products, and Director of Global Clinical Research. Prior to joining Bristol Myers-Squibb, Robert served as Vice President of Clinical Development at MGI Pharma and also at Aesgen Inc. His scientific focus has been to develop immunologic based therapies with a particular emphasis on immunologic oncology treatment. Robert has had significant FDA experience and has contributed to five NDA/BLA filings. Dr. Petit has a Doctorate from the Ohio State University College of Medicine and a B.S. from Indiana State University.

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COMPENSATION DISCUSSION AND ANALYSIS

In the paragraphs that follow, we will provide an overview and analysis of our compensation program and policies, the material compensation decisions we have made under those programs and policies with respect to our top executive officers, and the material factors that we considered in making those decisions. Later in this proxy statement under the heading “Summary Compensation Table” is a series of tables containing specific information about the compensation earned or paid in fiscal 2016 to the following individuals, whom we refer to as our named executive officers:.

●	Daniel J. O’Connor, our President and Chief Executive Officer

●	Sara M. Bonstein, our Chief Financial Officer and Executive Vice President

●	Robert G. Petit, our Chief Scientific Officer and Executive Vice President

●	Gregory T. Mayes, our former Chief Business Officer, who resigned from the Company effective December 30, 2016

●	David J. Mauro, our former Chief Medical Officer and Executive Vice President, whose employment with the Company concluded on February 1, 2016

Compensation Philosophy and Objectives

The primary goals of the Compensation Committee of our Board of Directors with respect to executive compensation are to attract and retain the most talented and dedicated executives possible, which ultimately increases value for our stockholders. We believe that, in order to achieve this objective, our compensation program must

●	provide our executives with total compensation opportunities at levels that are competitive for comparable positions at companies with whom we compete for talent;

●	recognize and reward individual initiative and achievement by providing significant upside opportunities for exceptional performance;

●	directly link a significant portion of executive compensation to the Company’s achievement of short-term and long-term goals and performance; and

●	closely align our executives’ interests with those of our stockholders by making stock-based incentives a core element of our compensation program.

To achieve these goals, we compensate our executive officers with a mix of salary, variable compensation and equity awards. We intend to implement and maintain compensation plans that tie a substantial portion of our executives’ overall compensation to achievement of corporate goals and value-creating milestones, such as the development of our products and the establishment and maintenance of key strategic relationships, as well as our financial and operational performance.

Our compensation programs and policies are designed to ensure that executives’ interests are closely aligned with those of our stockholders. Accordingly, a substantial portion of executive compensation, including annual cash bonuses and annual equity grants, is “at risk” and must be earned through achieving performance measurements. These awards are earned by achieving key financial measures and performance goals that are essential to both the short-term and long-term growth and success of our business, which when achieved, create value for our stockholders.

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Role of the Compensation Committee

Our Compensation Committee assists our Board of Directors in discharging its responsibilities relating to compensation of our executive officers. The Compensation Committee reviews and approves on an annual basis all compensation that is payable to our executive officers, including base salaries, cash bonuses and equity grants. In accordance with its charter, the Compensation Committee has established a compensation strategy to attract and retain executive talent and motivate executive officers to improve their performance and the financial and operating performance of the Company. The Committee reviews the compensation strategy annually to ensure that the program and policies support the appropriate Company objectives and align with stockholder interests.

The Compensation Committee reviews the performance and compensation of our Chief Executive Officer and establishes his compensation level on an annual basis. The Committee also reviews the performance and approves compensation annually for the other executive officers, after considering the recommendations of the Chief Executive Officer.

In the past, we have utilized the services of a compensation consultant to review our policies and procedures with respect to executive compensation, and to provide market data regarding competitive pay practices. We engaged Hewitt Associates LLC, operating as Aon Hewitt, a compensation consultant, in January 2015, to perform a compensation program review and market analysis, as well as provide recommendations regarding adjustments to executive officer base salaries, target bonus opportunities and long-term equity incentives. The Compensation Committee used this information as a guide in determining base salary adjustments, bonus opportunities and long-term incentive award levels for our named executive officers for fiscal 2016.

Market Data

With Radford’s assistance, we collected and analyzed compensation market data to be used as a resource in setting fiscal 2016 compensation levels and to review the competitiveness of our compensation programs. Data sources included public company proxy statements as well as proprietary compensation surveys and other surveys that have benchmark compensation information. We selected peer companies from the public biotechnology space based upon sector focus, stage of clinical development, market capitalization and number of employees. For fiscal 2016, we reviewed compensation data of the following peer companies for these purposes: Aduro BioTech, Inc., Agenus Inc., Aratana Therapeutics, Inc., Ardelyx, Inc., Bellicum Pharmaceuticals, Inc., Coherus Biosciences, Inc., Flexion Therapeutics, Inc., Geron Corporation, Inovio Pharmaceuticals, Inc., Karyopharm Therapeutics Inc., La Jolla Pharmaceutical Company, Lexicon Pharmaceuticals, Inc., Northwest Biotherapeutics, Inc., OncoMed Pharmaceuticals, Inc., Revance Therapeutics, Inc., Sorrento Therapeutics, Inc., TG Therapeutics, Inc., XBiotech, Inc.

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For fiscal 2016, we used the peer company targets in the design of each of the elements described below as well as reviewed specific target levels of total compensation. Our objective going forward is to provide competitive total compensation opportunities to our executive officers that take into account the status and performance of the company, the competitive market for executives and the desire to attract, retain and motivate high-performing executives.

Elements of Compensation

The compensation received by our executive officers consists of the following elements:

Base Salary. Base salaries for our executives are established based on the scope of their responsibilities and individual experience, taking into account competitive market compensation paid by other companies for similar positions within the biotechnology industry. Base salaries are reviewed annually, and adjusted from time to time to realign salaries with market levels after taking into account individual experience, responsibilities and overall performance. Salaries for executive officers are set annually by the Compensation Committee, after considering the recommendations of the Chief Executive Officer (except that the Chief Executive Officer does not make recommendations with respect to his own salary). The criteria for determining base salary are subjective rather than objective, and in the past have included how the executive has contributed to our company’s progress in the key areas of scientific progress, clinical development, financial strength and administration, and how the executive has carried out the responsibilities of his position.

In fiscal 2016, our compensation committee determined to adjust base salaries for our named executives to reflect the median salaries in our peer company analysis.

Annual Incentive Bonus. In addition to base salaries, our Compensation Committee has the authority to award annual incentive bonuses to our executive officers. The annual incentive bonuses are intended to compensate officers for achieving corporate goals and strategic milestones. For fiscal 2016, each executive officer was eligible to earn a target annual bonus up to an amount equal to a specified percentage of such executive officer’s salary (50% for the Chief Executive Officer; 40% for the other executive officers), based, in large part, upon the achievement of a combination of clinical and regulatory goals and subjective goals relating to human resources functions and management. The goals were achieved at an aggregate level of 100% reflecting the successful achievement of clinical, regulatory, operational, financial, human resources, and other goals. The Compensation Committee considered performance against these goals in determining the amounts paid as annual incentive awards in 2016, as well as its subjective assessment of our executives’ contributions to Company performance. The amounts of the annual incentive bonus earned by each named executive officer is disclosed in the “Bonus” column of the Summary Compensation Table below.

On August 2, 2016, the Company announced the consummation of a collaboration agreement with Amgen, Inc. In recognition of the significance of this deal to the Company and the fact that this deal was not a part of the existing incentive program, the Compensation Committee recommended, and the Board of Directors approved, a special one-time cash bonus to Daniel O’Connor of $1,000,000, to Gregory Mayes and Robert Petit of $750,000 each, and to Sara Bonstein of $500,000. This total amount was based on an approximate 5% of the total initial cash investment of Amgen into the company.

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Long-Term Incentive Program. We believe that long-term performance is achieved through an ownership culture that encourages such performance by our executive officers through the use of equity awards. Our equity compensation plans have been established to provide our employees, including our executive officers, with incentives to help align those employees’ interests with the interests of our stockholders. Our Compensation Committee believes that the use of equity awards offers the best approach to achieving our compensation goals. While we have not adopted stock ownership guidelines, our equity compensation plans have provided the principal method for our executive officers to acquire a meaningful ownership interest in the company.

In general, the sizes of grants of long-term equity awards to the executive officers are subjectively determined by considering competitive market data, the officer’s tenure and level of responsibility, and a subjective assessment of the officer’s performance and importance to the ongoing success of the Company.

In 2016, we made a two-tiered equity award to our named executive officers. The first tier was a grant of time vesting stock options below the median level of long-term incentive values in our peer group.  The second tier was a grant of performance-based stock options that, if the performance requirements were achieved, the value of the award would increase to approximately the 75th percentile of our peer group.

Stock Options

Daniel O’Connor	300,000
Gregory Mayes	120,000
Sara Bonstein	110,000
Robert Petit	100,000
David Mauro	110,000

Performance-Based Stock Options

Daniel O’Connor	150,000
Gregory Mayes	55,000
Sara Bonstein	50,000
Robert Petit	45,000
David Mauro	50,000

Employment Agreements, Severance and/or Change-in-Control Benefits. We have employment agreements with each of our named executive officers that entitle them to certain levels of compensation and severance benefits, the terms of which are described below under “Employment Arrangements with Named Executive Officers.” In addition, on February 24, 2016, the Board adopted a change in control severance plan that provides the named executive officers with severance payments and benefits in the event their employment is terminated in connection with a change in control of the Company. We believe the severance and change in control benefits are an essential element of our executive compensation package, are competitive within the marketplace and assist us in recruiting and retaining talented individuals.

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See below under “Employment Agreements with Named Executive Officers” and “Potential Payments Upon Termination or Change-in-Control” for a complete description of the terms of such agreements.

Consideration of Most Recent Advisory Stockholder Vote on Executive Compensation

At the annual meeting of stockholders on March 10, 2016, approximately 62% of the shares represented and entitled to vote at the annual meeting were voted to approve the compensation of the Company’s named executive officers, as discussed and disclosed in the 2016 Proxy Statement. The Board and the Compensation Committee appreciate and value the views of our stockholders. In considering the results of this advisory vote on executive compensation, the Committee concluded that the compensation paid to our named executive officers and the Company’s overall pay practices generally are supported by our stockholders.

Going forward, future advisory votes on executive compensation will serve as an additional tool to guide the Board and the Compensation Committee in evaluating the alignment of the Company’s executive compensation program with the interests of the Company and its stockholders.

At the annual meeting of stockholders on June 5, 2013, our stockholders expressed a preference that advisory votes on executive compensation occur once every three years. Consistent with this preference, the Board determined to implement an advisory vote on executive compensation once every three years until the next required vote on the frequency of stockholder votes on the compensation of executive officers, which is scheduled to occur at the 2019 annual meeting.

Tax and Accounting Considerations

The accounting and tax treatment of compensation generally has not been a material factor in determining the amounts of compensation for our executive officers. However, the Compensation Committee has considered the accounting and tax impact of various program designs to balance the potential cost to us with the benefit/value to the executives.

Code Section 162(m) places a limit of $1 million on the amount of compensation that we may deduct in any year with respect to any one of our named executive officers. It is the Compensation Committee’s intent to maximize deductibility of executive compensation while retaining the discretion needed to compensate executives in a manner commensurate with performance and the competitive landscape for executive talent.

Compensation Committee Reports

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis included in this proxy statement with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2016 filed with the SEC.

Members of the Compensation Committee:

Dr. James P. Patton, Chairman

Dr. Samir N. Khleif

Dr. Thomas McKearn

Dr. David Sidransky

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COMPENSATION OF OFFICERS AND DIRECTORS

The following table sets forth the total compensation awarded to, earned by or paid to our named executive officers during fiscal years 2016, 2015 and 2014.

Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary(1)	Bonus(2)	Stock Award(s)(3)	Option Award(s)(4)	All Other Compensation(5)	Total
Daniel J. O’Connor	2016	$464,224	$1,277,500	—	$4,821,006	$29,976	$5,485,771
President and Chief	2015	$345,986	$170,625	—	$11,790,326	$29,494	$3,231,788
Executive Officer	2014	$340,603	$58,167	$1,007,500	—	$24,910	$893,847

Robert G. Petit	2016	$337,689	$930,000	—	$1,553,434	$23,390	$1,860,606
Executive VP, Chief	2015	$278,889	$99,750	$417,876	$1,094,305	$22,255	$1,033,195
Scientific Officer	2014	$283,472	$47,684	$403,000	—	$17,499	$536,722

Sara M. Bonstein	2016	$338,931	$671,000	—	$1,714,132	$744	$2,398,539
Executive VP,	2015	$260,953	$99,131	—	$4,419,275	—	$1,303,506
Chief Financial Officer	2014	$141,851	—	$507,000	—	—	$310,851

Gregory T. Mayes	2016	$370,592	$954,000	—	$1,874,834	$744	$3,091,462
Former Executive VP,	2015	$301,398	$139,125	—	$5,350,695	—	$1,633,677
Chief Business Office(6)	2014	$260,923	$24,061	—	—	—	$409,589

David J. Mauro	2016	$97,750	$204,000	—	$1,714,132	$4,920	$1,603,451
Former Executive VP,	2015	$318,313	$32,621	$740,652	$1,939,596	$30,265	$1,397,997
Chief Medical Officer(7)	2014	$11,510	—	$475,200	—	—	$169,910

(1) Pursuant to their employment agreements, each of the named executive officers voluntarily purchased restricted stock directly from the Company at market price with their personal funds in predefined amounts ranging in amounts equal to 5%-25% of the individual’s salary. These purchases are not required or requested by the Compensation Committee.

(2) Represents annual incentive bonuses for services performed during the fiscal year. The named executive officers were entitled to receive these bonuses in cash, however, for fiscal years 2015 and 2014, each of the executives voluntarily requested to be paid a portion of their bonus in shares of our Common Stock. 2016 values also include a special one-time bonus for Mr. O’Connor, Dr. Petit, Ms. Bonstein and Mr. Mayes in conjunction with the Amgen collaboration.

(3) Reflects the aggregate grant date fair value of restricted stock units determined in accordance with FASB ASC Topic 718

(4) Reflects the aggregate grant date fair value of stock options determined in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair values of the stock options are set forth in the notes to the Company’s consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended October 31, 2016 filed with the SEC.

(5) Reflects health and life insurance coverage costs paid for by the Company.

(6) Mr. Mayes resigned from the Company effective as of December 30, 2016.

(7) Dr. Mauro’s employment with the Company concluded on February 1, 2016.

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Employment Agreements with Named Executive Officers

The Company has entered into employment agreements with each of the named executive officers, which provide for an initial term (three years for Mr. O’Connor, and one year for Ms. Bonstein, Mr. Petit and Mr. Mayes), after which they will be automatically renewed for one year periods, unless otherwise terminated by either party upon ninety (90) days written notice. As amended, the employment agreements provide that the named executive officers are entitled to a 2016 base salary of $491,300 per year for Mr. O’Connor, $353,400 for Ms. Bonstein, and $347,800 for Mr. Petit (in each case, subject to annual cost-of-living adjustments), which will be reviewed on an annual basis.

Pursuant to the employment agreements, as amended, the base salary is paid in two components: a percentage in cash and a percentage in Common Stock. The Company and the executive shall agree, from time to time, regarding the percentage used for the cash component and the stock component.

Each of the named executive officers is eligible to receive an annual incentive bonus, with a target bonus opportunity equal to a percentage of base salary (50% of base salary for Mr. O’Connor, and 40% of base salary for Ms. Bonstein, Mr. Petit and Mr. Mayes). The actual amount of bonus earned, if any, will be determined by the Compensation Committee based on achievement of pre-established performance goals. In addition each of the named executive officers is eligible to participate in the Company’s benefit plans, and is entitled to vacation and sick leave and reimbursement of reasonable business expenses.

In the event the executive’s employment is terminated without Just Cause, or if the executive voluntarily resigns with Good Reason, or if the executive’s employment is terminated due to disability (all as defined in the employment agreement), and so long as the executive executes a confidential separation and release agreement, in addition to the applicable base salary, plus any accrued but unused vacation time and unpaid expenses that have been earned as of the date of such termination, the executive is entitled to the following severance benefits: (i) 12-months of base salary payable in equal monthly installments, (ii) pro rata target bonus, (iii) continued health and welfare benefits for 12 months, and (iv) full vesting of all stock options and stock awards (with extension of the exercise period for stock options by two years).

The named executive officer employment agreements contains customary covenants regarding non-solicitation, non-compete, confidentiality and works for hire.

Voluntary Purchase of Common Stock

Management voluntarily purchased restricted stock directly from the Company at market price. The respective stock purchases occur on the last trading day of each month. This voluntary election is outlined in the employment agreements of each executive. The table below reflects the purchases of each executive officer during fiscal 2016:

	2016 FISCAL YEAR
	Gross Purchase		Net Purchase
Executive Officer	$	# of shares	$	# of shares
Daniel J. O’Connor	$99,404	12,001	$65,882	7,838
Gregory T. Mayes	$27,794	3,259	$21,335	2,498
Robert G. Petit	$28,704	3,370	$21,162	2,456
Sara M. Bonstein	$25,420	2,991	$19,527	2,293

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From 2013 to present, in addition to the purchases of Common Stock set forth in the above table, Mr. O’Connor has also purchased an additional 164,909 shares of Common Stock out of his personal funds at the then market price for an aggregate consideration of $689,004. These purchases consisted of the conversion of amounts due to Mr. O’Connor under a promissory note given by Mr. O’Connor to the Company in 2012 of approximately $66,500 for 21,091 shares, 2013 base salary which he elected to receive entirely in Common Stock of approximately $186,555 for 34,752 shares (21,489 on a net basis after employee payroll taxes), 2013 and 2014 cash bonuses voluntarily requested to receive in equity of $214,359 for 62,064 shares (57,990 on a net basis after employee payroll taxes), fiscal 2014 voluntary request to purchase stock directly from the Company at market price purchases of $68,750 for 21,687 shares (15,950 on a net basis after employee payroll taxes), fiscal 2015 voluntary request to purchase stock directly from the Company at market price purchases of $88,840 for 8,482 shares (7,556 on a net basis after employee payroll taxes), and purchases of the Company’s Common Stock in the October 2013 and March 2014 public offerings of 13,500 shares for $54,000 and 3,333 shares for $10,000.

Grants of Plan Based Awards in Fiscal Year 2016

The following table below sets forth the individual grants of plan-based awards made to each of the named executive officers during fiscal year 2016.

	Grant	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards
Name	Date	(#)(1)	($/Sh)	($)(2)

Daniel J. O’Connor	11/5/15	450,000	$12.81	$4,821,006

Sara M. Bonstein	11/5/15	160,000	$12.81	$1,714,132

Gregory T. Mayes	11/5/15	175,000	$12.81	$1,874,834

Robert G. Petit	11/5/15	145,000	$12.81	$1,553,434

David J. Mauro	11/5/15	160,000	$12.81	$1,714,132

(1)	Reflects awards of time-vesting stock options granted under the 2015 Incentive Plan. The exercise price of the options is equal to the closing price of our Common Stock on the date of the grant. The options vest in three equal annual installments on the first three anniversaries of the grant date. The options expire ten years from the grant date.

(2)	Reflects the aggregate grant date fair value of stock options determined in accordance with FASB ASC Topic 718.

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Outstanding Equity Awards at 2016 Fiscal Year-End

The following table provides information about the number of outstanding equity awards held by our named executive officers at October 31, 2016.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Awards Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(4)

Daniel J.	8,000	-		-	$3.63	1/2/2023	-		-
O’Connor	8,000	-		-	$9.38	3/14/2023	-		-
	335,000	335,000	(1)	-	$13.44	3/30/2025	-		-
	-	450,000	(2)	-	$12.81	11/5/2025	-		-

Sara M.	125,565	125,565	(1)	-	$13.44	3/30/2025	-
Bonstein	-	160,000	(2)	-	$12.81	11/5/2025	-		-

Robert G. Petit	8,000	-		-	$13.75	10/11/2020	-		-
	14,400	-		-	$18.50	11/8/2021	-		-
	18,000	-		-	$9.38	3/14/2023	-		-
	31,092	31,093	(1)	-	$13.44	3/30/2025	15,546	(3)	$125,767
	-	145,000	(2)	-	$12.81	11/5/2025	-		-

Gregory T. Mayes	152,030	152,030	(1)	-	$13.44	3/30/2025	-		-
	-	175,000	(2)	-	$12.81	11/5/2025	-		-

David J. Mauro	110,220	-		-	$13.44	2/1/2018	-		-
	160,000	-		-	$12.81	2/1/2018	-		-

(1) Of these options, one-half will vest on March 30, 2017, and the award will be fully vested on March 30, 2018.

(2) Of these options, one-third vested on November 5, 2016, one-third will vest on November 5, 2017, and the award will be fully vested on November 5, 2018.

(3) Represents unvested restricted stock units granted to Dr. Petit as an Incentive based award on March 30, 2015. Of these remaining unvested RSUs, one-half will vest on March 30, 2017, and the award will be fully vested on March 30, 2018.

(4) Market value is based on the closing price of our Common Stock on October 31, 2016 ($8.09).

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Options Exercised and Stock Vested in Fiscal Year 2016

The following table presents information concerning stock options exercised by the named executive officers in fiscal year 2016 and stock awards held by our named executive officers that vested in fiscal year 2016.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise	Number of Shares Acquired on Vesting	Value Realized on Vesting(1)
Daniel J. O’Connor	n/a	n/a	66,667	$516,504

Robert G. Petit	n/a	n/a	34,439	$273,754

Sara M. Bonstein	n/a	n/a	33,334	$189,337

Gregory T. Mayes	n/a	n/a	37,500	$315,000

David J. Mauro	n/a	n/a	110,108	$802,687

(1)	The value realized represents the number of shares of vested stock multiplied by the market value of the underlying shares on the vesting date.

Retirement Benefits

The Company provides retirement income to its employees, including Executives, through a 401(k) plan, where participants may elect to contribute a portion of their salary to the plan, and the Company provides matching contributions on employees’ contribution up to 4 percent of base salary.

Potential Payments Upon Termination or Change-in-Control

Termination of Employment

As described above under “Employment Agreements with Named Executive Officers,” the Company has entered into employment agreements with each of the named executive officers that provide for certain severance payments and benefits in the event the executive officer’s employment with the Company is terminated under certain circumstances. In addition, the Company has adopted the Advaxis, Inc. Change in Control Plan, which provides for certain enhanced severance payments and benefits in the event a participating executive officer’s employment with the Company is terminated under certain circumstances, as described below.

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Under the Change in Control Plan, if an executive officer’s employment is terminated by the Company without Cause or by the executive officer for Good Reason (as such terms are defined in the plan) during the period beginning three months prior to or 18 months following a Change in Control of the Company (as defined in the plan), then the executive officer will be entitled to a cash severance payment in an amount equal to the sum of (a) a pro rata target annual bonus, plus (b) the product of 1.5, in the case of the Company’s Chief Executive Officer, or 1.0, in the case of the Company’s other executive officers, multiplied by the sum of the executive’s base salary and his or her target annual bonus. In addition, the executive officer will be entitled to continued coverage at no cost to the executive under the Company’s group health and welfare plans for period of 18 months, in the case of the Chief Executive Officer, or 12 months, in the case of the other executive officers.

In addition, upon a Change in Control of the Company, unvested equity awards held by an executive officer will be accelerated as follows: (i) outstanding stock options and other awards in the nature of rights that may be exercised shall become fully vested and exercisable, (ii) time-based restrictions on restricted stock, restricted stock units and other equity awards shall lapse and the awards shall become fully vested, and (iii) performance-based equity awards shall become vested and shall be deemed earned based on an assumed achievement of all relevant performance goals at “target” levels, and shall payout pro rata to reflect the portion of the performance period that had elapsed prior to the Change in Control.

To receive any severance benefits under the Plan, a participant must execute a general release of claims against the Company. In addition, participants in the Plan are subject to restrictive covenants, including non-competition, non-solicitation and confidentiality provisions, during their employment and for a period of 12 months following their termination of employment.

The following table below shows the estimated value of benefits to each of the named executive officers if their employment had been terminated under various circumstances as of October 31, 2016. The amounts shown in the table exclude accrued but unpaid base salary, unreimbursed employment-related expenses, accrued but unpaid vacation pay, and the value of equity awards that were vested by their terms as of October 31, 2016. The table does not include Dr. Mauro, whose employment with the Company concluded on February 1, 2016. Pursuant to his employment agreement, Dr. Mauro received severance payments equal to $340,000 (one-half of which was payable on the first regular payroll date that was more than 180 days after his termination date, and the remainder was paid in installments over the following six months), reimbursement of COBRA premiums for 12 months, and accelerated vesting of all outstanding stock options (all of which were “underwater” as of his termination date) and restricted stock units (110,108 RSUs with a value equal to $770,756, based on the closing price of the underlying Common Stock as of February 1, 2016).

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	Involuntary Termination without a Change in Control) ($)		Involuntary Termination in connection with Change in Control ($)		Death ($)		Disability ($)		Termination For Cause; Voluntary Resignation ($)
Daniel J. O’Connor
Cash Severance	$491,300	(1)	$1,105,425	(5)	—		491,300	(1)	—
Pro Rata Bonus	245,650	(2)	245,650	(2)	—		245,650	(2)	—
Health Benefits	31,643	(3)	47,465	(6)	—		31,643	(3)	—
Value of Equity Acceleration	35,680	(4)	35,680	(4)	35,680	(4)	35,680	(4)	—
Total	804,273		1,434,220		35,680		804,273

Sara M. Bonstein
Cash Severance	$353,400	(1)	$494,760	(5)	—		353,400	(1)	—
Pro Rata Bonus	141,360	(2)	141,360	(2)	—		141,360	(2)	—
Health Benefits	0	(3)	0	(6)	—		0	(3)	—
Value of Equity Acceleration	0	(4)	0	(4)	0	(4)	0	(4)	—
Total	494,760		636,120		0		494,760

Robert G. Petit
Cash Severance	$347,800	(1)	$486,920	(5)	—		347,800	(1)	—
Pro Rata Bonus	139,120	(2)	139,120	(2)	—		139,120	(2)	—
Health Benefits	23,669	(3)	23,669	(6)	—		23,669	(3)	—
Value of Equity Acceleration	125,767	(4)	125,767	(4)	125,767	(4)	125,767	(4)	—
Total	636,356		775,476		125,767		636,356

Gregory T. Mayes
Cash Severance	$378,800	(1)	$530,320	(5)	—		378,800	(1)	—
Pro Rata Bonus	151,520	(2)	151,520	(2)	—		151,520	(2)	—
Health Benefits	0	(3)	0	(6)	—		0	(3)	—
Value of Equity Acceleration	—		—		—		—		—
Total	530,320		681,840		—		530,320

(1)	Reflects 2016 base salary payable in equal monthly installments for 12 months.

(2)	Reflects pro rata bonus determined by multiplying the target bonus amount for the year in which the termination occurs by a fraction, the numerator of which is the number of calendar days the executive is employed during such year and the denominator of which is 365.

(3)	Reflects the cost of health coverage at active employee rates for 12 months.

(4)	Reflects the value of unvested in-the-money stock options and RSUs that vest upon the designated event.

(5)	For Mr. O’Connor, reflects 1.5 times the sum of his base salary plus target bonus amount. For the other named executive officers, reflects the sum of base salary plus target bonus amount.

(6)	Reflects the full cost of continued health coverage for 18 months for Mr. O’Connor and 12 months for the other named executive officers.

Director Compensation

For fiscal year 2016, non-employee directors received an annual retainer of $50,000 for Board services, and the Chairman of the Board and the Vice Chairman of the Board received larger annual retainers of $80,000 and $65,000, respectively. Each director could elect to receive all or a portion of the annual retainer in shares of our Common Stock. In addition, on November 5, 2015, each non-employee director was granted 40,000 stock options (the Chairman of the Board received 50,000 stock options and the Vice Chairman of the Board received 45,000 stock options), which vest in three equal annual installments on each of the first three anniversaries of the grant date. The Compensation Committee annually reviews and makes recommendations to the Board regarding compensation and benefits for non-employee directors. As part of its annual review, the Compensation Committee regularly engages an independent compensation consultant to provide competitive market data and advice regarding non-employee director compensation.

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Our employee director does not receive any compensation for his services as a director.

The table below summarizes the compensation that was earned by our non-employee directors for fiscal year 2016.

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Option Awards(3)	Total
Dr. David Sidransky(4)	$80,000	-	$535,666	$595,666
Dr. James P. Patton(5)	$65,000	-	$482,100	$530,850
Roni A. Appel(6)	$50,000	-	$428,533	$466,033
Richard J. Berman(7)	$50,000	-	$428,533	$466,033
Dr. Samir N. Khleif (8)	$50,000	-	$428,533	$466,033
Dr. Thomas J. McKearn (9)	$50,000	-	$428,533	$466,033
Thomas Ridge(10)	$50,000	-	$428,533	$466,033

(1) Each non-employee director could elect to receive all or a portion of the annual retainer in shares of our Common Stock.

(2) No stock awards were granted to the non-employee directors in fiscal year 2016. As of October 31, 2016, the non-employee directors held the following number of restricted stock units: Dr. Sidransky, 70,360; Dr. Patton, 201,744; Mr. Appel, 113,812; Mr. Berman, 74,430; Dr. Khleif, 59,587; Dr. McKearn, 59,805; and Mr. Ridge, 24,305.

(3) Reflects the aggregate grant date fair value of stock options determined in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair values of the stock options are set forth in the notes to the Company’s consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended October 31, 2016 filed with the SEC. As of October 31, 2016, the non-employee directors held the following number of stock options: Dr. Sidransky, 100,000; Dr. Patton, 102,400; Mr. Appel, 90,200; Mr. Berman, 97,000; Dr. Khleif, 135,000; Dr. McKearn, 94,200; and Mr. Ridge, 115,000.

(4) Dr. Sidransky elected to receive his 2016 annual retainer in 50% stock and 50% cash. As Chairman of the Board of Directors, Dr. Sidransky was granted 50,000 stock options on November 5, 2015. The award vests in three annual installments beginning on November 5, 2016.

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(5) Dr. Patton elected to receive his 2016 annual retainer in 100% stock. As Vice Chairman of the Board of Directors, Dr. Patton was granted 45,000 stock options on November 5, 2015. The award vests in three annual installments beginning on November 5, 2016.

(6) Mr. Appel elected to receive his 2016 annual retainer in 100% cash. As a member of the Board of Directors, Mr. Appel was granted 40,000 stock options on November 5, 2015. The award vests in three annual installments beginning on November 5, 2016.

(7) Mr. Berman elected to receive his 2016 annual retainer in 100% cash. As a member of the Board of Directors, Mr. Berman was granted 40,000 stock options on November 5, 2015. The award vests in three annual installments beginning on November 5, 2016.

(8) Dr. Khleif elected to receive his 2016 annual retainer in 100% stock. As a member of the Board of Directors, Dr. Khleif was granted 40,000 stock options on November 5, 2015. The award vests in three annual installments beginning on November 5, 2016.

(9) Dr. McKearn elected to receive his 2016 annual retainer in 100% cash. As a member of the Board of Directors, Dr. McKearn was granted 40,000 stock options on November 5, 2015. The award vests in three annual installments beginning on November 5, 2016.

(10) Mr. Ridge elected to receive his 2016 annual retainer in 100% stock. As a member of the Board of Directors, Mr. Ridge was granted 40,000 stock options on November 5, 2015. The award vests in three annual installments beginning on November 5, 2016.

Equity Compensation Plan Information

The following table set forth certain information, as of October 31, 2016, regarding our 2004, 2005 and 2009 Stock Option Plans, the 2011 Omnibus Incentive Plan, the 2015 Incentive Plan and Employee Stock Purchase Plan.

Plan Category	Number of Securities to be issued upon Exercise of outstanding Options, Warrants and Rights	Weighted-average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans approved by security holders	3,351,795	$13.31	1,145,264
Equity Compensation Plans not approved by security holders	-	-	-
TOTAL:	3,351,795	$13.31	1,145,264

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DEADLINE FOR RECEIPT OF 2018 STOCKHOLDER PROPOSALS

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Corporate Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2018 annual meeting of stockholders, our Corporate Secretary must receive the written proposal at our principal executive offices no later than October 14, 2017; provided, however, that in the event that we hold our 2018 annual meeting of stockholders more than 30 days before or after the one-year anniversary date of the 2017 Annual Meeting, we will disclose the new deadline by which stockholders proposals must be received under Item 5 of our earliest possible Quarterly Report on Form 10-Q or, if impracticable, by any means reasonably calculated to inform stockholders. In addition, stockholder proposals must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Advaxis Inc.

Attn: Corporate Secretary

305 College Road East

Princeton, New Jersey 08540

Stockholder proposals to be presented at the 2018 annual meeting of stockholders, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the proxy statement for the 2018 annual meeting of stockholders, must be received in writing at our corporate offices no later than December 18, 2017 (45 days before the one-year anniversary of the date this proxy statement is expected to be mailed to you).

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies.

We and some brokers may be householding our proxy materials by delivering a single proxy statement and annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, or if you are receiving multiple copies of the proxy statement and annual report and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you are a stockholder of record. You can notify us by sending a written request by mail to Sara Bonstein, Chief Financial Officer and Corporate Secretary, Advaxis, Inc., 305 College Road East, Princeton, New Jersey 08540, or by calling (609) 250-7510. In addition, we will promptly deliver, upon written or oral request to the address or telephone number above, a separate copy of the annual report and proxy statement to a stockholder at a shared address to which a single copy of the documents was delivered.

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OTHER MATTERS

The Board knows of no other matters that may come before the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on such matters. Such discretionary authority is conferred by the proxy.

In our filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC, so the information should be considered as part of the filing you are reading. Based on SEC regulations, the Audit Committee Report specifically is not incorporated by reference into any other filings with the SEC.

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EXHIBIT A

AMENDMENT TO THE
ADVAXIS, INC.
2015 INCENTIVE PLAN

This Amendment to the Advaxis, Inc. 2015 Incentive Plan (the “Plan”), is hereby adopted this 3th day of February, 2017, by the Board of Directors (the “Board”) of Advaxis, Inc. (the “Company”).

W I T N E S E T H:

WHEREAS, the Company adopted the Plan for the purposes set forth therein; and

WHEREAS, pursuant to Section 16.1 of the Plan, the Board has the right to amend the Plan with respect to certain matters, provided that any material increase in the number of Shares available under the Plan shall be subject to stockholder approval; and

WHEREAS, the Board has approved and authorized this Amendment to the Plan and has recommended that the stockholders of the Company approve this Amendment;

NOW, THEREFORE, BE IT RESOLVED, that the Plan is hereby amended, subject to and effective as of the date of stockholder approval hereof, in the following particulars:

1.	Section 5.1 of the Plan is hereby amended by increasing the share references in such section from 4,600,000 to 6,100,000, so that such section reads in its entirety as follows:

	“5.1.	NUMBER OF SHARES. Subject to adjustment as provided in Sections 5.2 and Section 15.1, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be 6,100,000, plus a number of additional Shares (not to exceed 650,000) underlying awards outstanding as of the Effective Date under the Prior Plan that thereafter terminate or expire unexercised, or are cancelled, forfeited or lapse for any reason. In addition, on January 1, 2018, and on every January 1st thereafter for ten years, the aggregate number of Shares reserved and available for issuance pursuant to Awards granted under the Plan shall be increased by the lesser of: (i) 5% of the total number of Shares of Stock outstanding on December 31 of the preceding calendar year, (ii) 2,500,000, or (iii) a lesser number determined by the Board.

The maximum number of Shares that may be issued upon exercise of Incentive Stock Options granted under the Plan shall be 6,100,000. From and after the Effective Date, no further awards shall be granted under the Prior Plan and the Prior Plan shall remain in effect only so long as awards granted thereunder shall remain outstanding.”

2.	Except as specifically set forth herein, the terms of the Plan shall be and remain unchanged, and the Plan as amended shall remain in full force and effect.

The foregoing is hereby acknowledged as being the Amendment to the Advaxis, Inc. 2015 Incentive Plan, as adopted by the Board on February 3, 2017, and approved by the Company’s stockholders on April 5, 2017.

ADVAXIS, INC.

By:	/s/ Sara M. Bonstein
Sara M. Bonstein
Chief Financial Officer,
Executive Vice President and Corporate Secretary

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ADVAXIS, INC.
305 College Road East
Princeton, NJ 08540

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

02 0000000000

Nominees

01 David Sidransky 02 James P. Patton 03 Daniel J. O'Connor 04 Roni A. Appel 05 Richard J. Berman
06 Samir Khleif 07 Thomas J. McKearn 08 Thomas J. Ridge

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	JOB #	Signature (Joint Owners)	Date

SHARES
CUSIP #
SEQUENCE #

0000308035_1 R1.0.1.15

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement, Shareholder Letter is/are available at www.proxyvote.com

ADVAXIS, INC.
2017 Annual Meeting of Stockholders
April 5, 2017 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Daniel J. O'Connor and Sara M. Bonstein, and either one of them, proxies of and attorneys-in-fact for the undersigned, with full powers of substitution, to act for and to vote all shares of Advaxis, Inc. common stock owned by the undersigned, upon the matters set forth in the Notice of Annual Meeting and related Proxy Statement at the 2017 Annual Meeting of Stockholders of Advaxis, Inc., to be held at Alston & Bird LLP, located at 90 Park Avenue, New York, New York 10016, on Wednesday, April 5, 2017 at 10:00 am, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

0000308035_2 R1.0.1.15